Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
SECOND QUARTER 2008

JPMORGAN CHASE & CO.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							2Q08 Change				2008 Change
	2Q08		1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
SELECTED INCOME STATEMENT DATA
Total net revenue	$18,399		$16,890	$17,384	$16,112	$18,908	9%	(3)%	$35,289	$37,876	(7)%
Provision for credit losses	3,455		4,424	2,542	1,785	1,529	(22)	126	7,879	2,537	211
Total noninterest expense	12,177		8,931	10,720	9,327	11,028	36	10	21,108	21,656	(3)
Net income	2,003		2,373	2,971	3,373	4,234	(16)	(53)	4,376	9,021	(51)

PER COMMON SHARE:
Net income per share — basic	0.56		0.70	0.88	1.00	1.24	(20)	(55)	1.26	2.63	(52)
Net income per share — diluted	0.54		0.68	0.86	0.97	1.20	(21)	(55)	1.22	2.55	(52)

Cash dividends declared	0.38		0.38	0.38	0.38	0.38	—	—	0.76	0.72	6
Book value	37.02		36.94	36.59	35.72	35.08	—	6	37.02	35.08	6
Closing share price	34.31		42.95	43.65	45.82	48.45	(20)	(29)	34.31	48.45	(29)
Market capitalization	117,881		146,066	146,986	153,901	164,659	(19)	(28)	117,881	164,659	(28)

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares outstanding	3,531.0		3,494.7	3,471.8	3,477.7	3,521.6	1	—	3,512.9	3,540.5	(1)
Common shares outstanding at period-end	3,435.7		3,400.8	3,367.4	3,358.8	3,398.5	1	1	3,435.7	3,398.5	1

FINANCIAL RATIOS: (a)
Net income:
ROE	6%		8%	10%	11%	14%			7%	16%
ROE-GW (b)	10		12	15	18	23			11	25
ROA	0.48		0.61	0.77	0.91	1.19			0.54	1.29

CAPITAL RATIOS:
Tier 1 capital ratio	9.1	(d)	8.3	8.4	8.4	8.4
Total capital ratio	13.5	(d)	12.5	12.6	12.5	12.0

SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$1,775,670		$1,642,862	$1,562,147	$1,479,575	$1,458,042	8	22	$1,775,670	$1,458,042	22
Wholesale loans	229,359		231,297	213,076	197,728	181,968	(1)	26	229,359	181,968	26
Consumer loans	308,670		305,759	306,298	288,592	283,069	1	9	308,670	283,069	9
Deposits	722,905		761,626	740,728	678,091	651,370	(5)	11	722,905	651,370	11
Common stockholders’ equity	127,176		125,627	123,221	119,978	119,211	1	7	127,176	119,211	7

Headcount	195,594		182,166	180,667	179,847	179,664	7	9	195,594	179,664	9

LINE OF BUSINESS NET INCOME
Investment Bank	$394		$(87)	$124	$296	$1,179	NM	(67)	$307	$2,719	(89)
Retail Financial Services	606		(227)	752	639	785	NM	(23)	379	1,644	(77)
Card Services	250		609	609	786	759	(59)	(67)	859	1,524	(44)
Commercial Banking	355		292	288	258	284	22	25	647	588	10
Treasury & Securities Services	425		403	422	360	352	5	21	828	615	35
Asset Management	395		356	527	521	493	11	(20)	751	918	(18)
Corporate/Private Equity (c)	(422)		1,027	249	513	382	NM	NM	605	1,013	(40)

Net income	$2,003		$2,373	$2,971	$3,373	$4,234	(16)	(53)	$4,376	$9,021	(51)

(a)	Ratios are based upon annualized amounts.

(b)	Net income applicable to common stock divided by total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm also utilizes this measure to facilitate comparisons to competitors.

(c)	Included the after-tax impact of material litigation actions, equity earnings related to Bear Stearns and merger costs. See Corporate/Private Equity Financial Highlights for additional details.

(d)	Estimated.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
REVENUE
Investment banking fees	$1,612	$1,216	$1,662	$1,336	$1,898	33%	(15)%	$2,828	$3,637	(22)%
Principal transactions	752	(803)	165	650	3,713	NM	(80)	(51)	8,200	NM
Lending & deposit-related fees	1,105	1,039	1,066	1,026	951	6	16	2,144	1,846	16
Asset management, administration and commissions	3,628	3,596	3,896	3,663	3,611	1	—	7,224	6,797	6
Securities gains (losses)	647	33	148	237	(223)	NM	NM	680	(221)	NM
Mortgage fees and related income	696	525	898	221	523	33	33	1,221	999	22
Credit card income	1,803	1,796	1,857	1,777	1,714	—	5	3,599	3,277	10
Other income	(138)	1,829	469	289	553	NM	NM	1,691	1,071	58

Noninterest revenue	10,105	9,231	10,161	9,199	12,740	9	(21)	19,336	25,606	(24)

Interest income	16,529	17,532	18,619	18,806	17,342	(6)	(5)	34,061	33,962	—
Interest expense	8,235	9,873	11,396	11,893	11,174	(17)	(26)	18,108	21,692	(17)

Net interest income	8,294	7,659	7,223	6,913	6,168	8	34	15,953	12,270	30

TOTAL NET REVENUE	18,399	16,890	17,384	16,112	18,908	9	(3)	35,289	37,876	(7)

Provision for credit losses	3,455	4,424	2,542	1,785	1,529	(22)	126	7,879	2,537	211

NONINTEREST EXPENSE
Compensation expense	6,913	4,951	5,469	4,677	6,309	40	10	11,864	12,543	(5)
Occupancy expense	669	648	659	657	652	3	3	1,317	1,292	2
Technology, communications and equipment expense	1,028	968	986	950	921	6	12	1,996	1,843	8
Professional & outside services	1,450	1,333	1,421	1,260	1,259	9	15	2,783	2,459	13
Marketing	413	546	570	561	457	(24)	(10)	959	939	2
Other expense	1,233	169	1,254	812	1,013	NM	22	1,402	1,748	(20)
Amortization of intangibles	316	316	339	349	353	—	(10)	632	706	(10)
Merger costs	155	—	22	61	64	NM	142	155	126	23

TOTAL NONINTEREST EXPENSE	12,177	8,931	10,720	9,327	11,028	36	10	21,108	21,656	(3)

Income before income tax expense	2,767	3,535	4,122	5,000	6,351	(22)	(56)	6,302	13,683	(54)
Income tax expense	764	1,162	1,151	1,627	2,117	(34)	(64)	1,926	4,662	(59)

NET INCOME	$2,003	$2,373	$2,971	$3,373	$4,234	(16)	(53)	$4,376	$9,021	(51)

DILUTED EARNINGES PER SHARE	0.54	0.68	0.86	0.97	1.20	(21)	(55)	1.22	2.55	(52)

FINANCIAL RATIOS
Net income:
ROE	6%	8%	10%	11%	14%			7%	16%
ROE-GW	10	12	15	18	23			11	25
ROA	0.48	0.61	0.77	0.91	1.19			0.54	1.29
Effective income tax rate	28	33	28	33	33			31	34
Overhead ratio	66	53	62	58	58			60	57

EXCLUDING IMPACT OF MERGER COSTS (a)
Net income	$2,003	$2,373	$2,971	$3,373	$4,234	(16)	(53)	$4,376	$9,021	(51)
Less merger costs (after-tax)	96	—	14	38	40	NM	140	96	78	23

Net income excluding merger costs	$2,099	$2,373	$2,985	$3,411	$4,274	(12)	(51)	$4,472	$9,099	(51)

Diluted Per Share:
Net income	$0.54	$0.68	$0.86	$0.97	$1.20	(21)	(55)	$1.22	$2.55	(52)
Less merger costs (after-tax)	0.03	—	—	0.01	0.01	NM	200	0.03	0.02	50

Net income excluding merger costs	$0.57	$0.68	$0.86	$0.98	$1.21	(16)	(53)	$1.25	$2.57	(51)

(a)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Jun 30, 2008
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2008	2008	2007	2007	2007	2008	2007
ASSETS
Cash and due from banks	$32,255	$46,888	$40,144	$32,766	$35,449	(31)%	(9)%
Deposits with banks	17,150	12,414	11,466	26,714	41,736	38	(59)
Federal funds sold and securities purchased under resale agreements	176,287	203,176	170,897	135,589	125,930	(13)	40
Securities borrowed	142,854	81,014	84,184	84,697	88,360	76	62
Trading assets:
Debt and equity instruments	409,608	386,170	414,273	389,119	391,508	6	5
Derivative receivables	122,389	99,110	77,136	64,592	59,038	23	107
Securities	119,173	101,647	85,450	97,706	95,984	17	24
Loans (net of allowance for loan losses)	524,783	525,310	510,140	478,207	457,404	—	15
Accrued interest and accounts receivable (a)	64,294	50,989	24,823	26,401	26,716	26	141
Premises and equipment	11,843	9,457	9,319	8,892	9,044	25	31
Goodwill	45,993	45,695	45,270	45,335	45,254	1	2
Other intangible assets:
Mortgage servicing rights	11,617	8,419	8,632	9,114	9,499	38	22
Purchased credit card relationships	1,984	2,140	2,303	2,427	2,591	(7)	(23)
All other intangibles	3,675	3,815	3,796	3,959	4,103	(4)	(10)
Other assets	91,765	66,618	74,314	74,057	65,426	38	40

TOTAL ASSETS	$1,775,670	$1,642,862	$1,562,147	$1,479,575	$1,458,042	8	22

LIABILITIES
Deposits	$722,905	$761,626	$740,728	$678,091	$651,370	(5)	11
Federal funds purchased and securities sold under repurchase agreements	194,724	192,633	154,398	178,767	205,961	1	(5)
Commercial paper	50,151	50,602	49,596	33,978	25,116	(1)	100
Other borrowed funds	22,594	28,430	28,835	31,154	29,263	(21)	(23)
Trading liabilities:
Debt and equity instruments	87,841	78,982	89,162	80,748	93,969	11	(7)
Derivative payables	95,749	78,983	68,705	68,426	61,396	21	56
Accounts payable, accrued expenses and other liabilities (including the allowance for lending-related commitments) (b)	171,004	106,088	94,476	86,524	84,785	61	102
Beneficial interests issued by consolidated VIEs	20,071	14,524	14,016	13,283	14,808	38	36
Long-term debt	260,192	189,995	183,862	173,696	159,493	37	63
Junior subordinated deferrable interest debentures held by trusts that issued guaranteed capital debt securities	17,263	15,372	15,148	14,930	12,670	12	36

TOTAL LIABILITIES	1,642,494	1,517,235	1,438,926	1,359,597	1,338,831	8	23

STOCKHOLDERS’ EQUITY
Preferred stock	6,000	—	—	—	—	NM	NM
Common stock	3,658	3,658	3,658	3,658	3,658	—	—
Capital surplus	78,870	78,072	78,597	78,295	78,020	1	1
Retained earnings	56,313	55,762	54,715	53,064	51,011	1	10
Accumulated other comprehensive income (loss)	(1,566)	(512)	(917)	(1,830)	(2,080)	(206)	25
Shares held in RSU trust	(269)	—	—	—	—	NM	NM
Treasury stock, at cost	(9,830)	(11,353)	(12,832)	(13,209)	(11,398)	13	14

TOTAL STOCKHOLDERS’ EQUITY	133,176	125,627	123,221	119,978	119,211	6	12

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,775,670	$1,642,862	$1,562,147	$1,479,575	$1,458,042	8	22

(a)	Includes margin loans; receivables from brokers, dealers and clearing organizations; and securities fails.

(b)	Includes brokerage customer payables; payables to brokers, dealers and clearing organizations; and securities fails.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
AVERAGE BALANCES
ASSETS
Deposits with banks	$38,813	$31,975	$41,363	$39,906	$18,153	21%	114%	$35,394	$17,193	106%
Federal funds sold and securities purchased under resale agreements	155,664	153,864	140,622	133,780	132,768	1	17	154,764	134,127	15
Securities borrowed	100,322	83,490	86,649	87,955	90,810	20	10	91,906	84,822	8
Trading assets — debt instruments	302,053	322,986	308,175	310,445	294,931	(6)	2	312,519	276,109	13
Securities	109,834	89,757	93,236	95,694	96,921	22	13	99,796	96,128	4
Loans	537,964	526,598	508,172	476,912	465,763	2	16	532,281	466,604	14
Other assets (a)	15,629	—	—	—	—	NM	NM	7,815	—	NM

Total interest-earning assets	1,260,279	1,208,670	1,178,217	1,144,692	1,099,346	4	15	1,234,475	1,074,983	15
Trading assets — equity instruments	99,525	78,810	93,453	86,177	85,830	26	16	89,168	87,302	2
Goodwill	45,781	45,699	45,321	45,276	45,181	—	1	45,740	45,153	1
Other intangible assets:
Mortgage servicing rights	9,947	8,273	8,795	9,290	8,371	20	19	9,110	8,079	13
All other intangible assets	5,823	6,202	6,220	6,532	6,854	(6)	(15)	6,012	6,996	(14)
All other noninterest-earning assets	247,344	222,143	198,031	185,367	186,404	11	33	234,743	183,084	28

TOTAL ASSETS	$1,668,699	$1,569,797	$1,530,037	$1,477,334	$1,431,986	6	17	$1,619,248	$1,405,597	15

LIABILITIES
Interest-bearing deposits	$612,305	$600,132	$587,297	$540,937	$513,451	2	19	$606,218	$506,125	20
Federal funds purchased and securities sold under repurchase agreements	203,348	179,897	171,450	206,174	209,323	13	(3)	191,622	204,316	(6)
Commercial paper	47,323	47,584	48,821	26,511	25,282	(1)	87	47,453	23,819	99
Other borrowings (b)	92,309	107,552	99,259	104,995	100,715	(14)	(8)	99,931	98,202	2
Other liabilities (c)	19,168	—	—	—	—	NM	NM	9,584	—	NM
Beneficial interests issued by consolidated VIEs	17,990	14,082	14,183	14,454	13,641	28	32	16,036	14,811	8
Long-term debt	229,336	200,354	191,797	177,851	162,465	14	41	214,846	155,345	38

Total interest-bearing liabilities	1,221,779	1,149,601	1,112,807	1,070,922	1,024,877	6	19	1,185,690	1,002,618	18
Noninterest-bearing liabilities	315,965	295,616	295,670	287,436	289,058	7	9	305,790	285,826	7

TOTAL LIABILITIES	1,537,744	1,445,217	1,408,477	1,358,358	1,313,935	6	17	1,491,480	1,288,444	16

TOTAL STOCKHOLDERS’ EQUITY	130,955	124,580	121,560	118,976	118,051	5	11	127,768	117,153	9

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,668,699	$1,569,797	$1,530,037	$1,477,334	$1,431,986	6	17	$1,619,248	$1,405,597	15

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	3.87%	4.22%	4.95%	5.06%	4.56%			4.03%	4.61%
Federal funds sold and securities purchased under resale agreements	3.84	3.80	4.41	4.83	4.99			3.82	4.97
Securities borrowed	2.29	3.56	4.77	5.60	5.31			2.87	5.36
Trading assets — debt instruments	5.59	5.75	5.84	6.09	5.65			5.67	5.79
Securities	5.27	5.47	5.58	5.69	5.68			5.36	5.68
Loans	6.36	7.10	7.60	7.80	7.65			6.72	7.59
Other assets (a)	3.97	—	—	—	—			3.97	—
Total interest-earning assets	5.34	5.88	6.30	6.55	6.37			5.60	6.41

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.36	3.09	3.84	4.13	4.17			2.72	4.12
Federal funds purchased and securities sold under repurchase agreements	2.73	3.31	4.35	5.18	5.19			3.00	5.14
Commercial paper	2.17	3.41	4.40	4.68	4.92			2.79	4.91
Other borrowings (b)	4.28	5.03	5.02	4.90	4.69			4.68	4.87
Other liabilities (c)	1.32	—	—	—	—			1.32	—
Beneficial interests issued by consolidated VIEs	2.24	3.78	4.36	4.52	3.22			2.92	3.54
Long-term debt	3.27	3.82	3.90	3.99	3.77			3.52	3.81
Total interest-bearing liabilities	2.71	3.45	4.06	4.41	4.37			3.07	4.36

INTEREST RATE SPREAD	2.63%	2.43%	2.24%	2.14%	2.00%			2.53%	2.05%

NET YIELD ON INTEREST-EARNING ASSETS	2.71%	2.59%	2.46%	2.43%	2.30%			2.65%	2.34%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	3.06%	2.95%	2.80%	2.75%	2.63%			3.00%	2.68%

(a)	Predominantly margin loans.

(b)	Includes securities sold but not yet purchased.

(c)	Includes brokerage customer payables.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assume credit card loans securitized by Card Services remain on the balance sheet and presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 34.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
CREDIT CARD INCOME
Credit card income - reported	$1,803	$1,796	$1,857	$1,777	$1,714	—%	5%	$3,599	$3,277	10%
Impact of:
Credit card securitizations	(843)	(937)	(885)	(836)	(788)	10	(7)	(1,780)	(1,534)	(16)

Credit card income - managed	$960	$859	$972	$941	$926	12	4	$1,819	$1,743	4

OTHER INCOME
Other income - reported	$(138)	$1,829	$469	$289	$553	NM	NM	$1,691	$1,071	58
Impact of:
Tax-equivalent adjustments	247	203	182	192	199	22	24	450	309	46

Other income - managed	$109	$2,032	$651	$481	$752	(95)	(86)	$2,141	$1,380	55

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$10,105	$9,231	$10,161	$9,199	$12,740	9	(21)	$19,336	$25,606	(24)
Impact of:
Credit card securitizations	(843)	(937)	(885)	(836)	(788)	10	(7)	(1,780)	(1,534)	(16)
Tax-equivalent adjustments	247	203	182	192	199	22	24	450	309	46

Total noninterest revenue - managed	$9,509	$8,497	$9,458	$8,555	$12,151	12	(22)	$18,006	$24,381	(26)

NET INTEREST INCOME
Net interest income - reported	$8,294	$7,659	$7,223	$6,913	$6,168	8	34	$15,953	$12,270	30
Impact of:
Credit card securitizations	1,673	1,618	1,504	1,414	1,378	3	21	3,291	2,717	21
Tax-equivalent adjustments	202	124	90	95	122	63	66	326	192	70

Net interest income - managed	$10,169	$9,401	$8,817	$8,422	$7,668	8	33	$19,570	$15,179	29

TOTAL NET REVENUE
Total net revenue - reported	$18,399	$16,890	$17,384	$16,112	$18,908	9	(3)	$35,289	$37,876	(7)
Impact of:
Credit card securitizations	830	681	619	578	590	22	41	1,511	1,183	28
Tax-equivalent adjustments	449	327	272	287	321	37	40	776	501	55

Total net revenue - managed	$19,678	$17,898	$18,275	$16,977	$19,819	10	(1)	$37,576	$39,560	(5)

PROVISION FOR CREDIT LOSSES
Provision for credit losses - reported	$3,455	$4,424	$2,542	$1,785	$1,529	(22)	126	$7,879	$2,537	211
Impact of:
Credit card securitizations	830	681	619	578	590	22	41	1,511	1,183	28

Provision for credit losses - managed	$4,285	$5,105	$3,161	$2,363	$2,119	(16)	102	$9,390	$3,720	152

INCOME TAX EXPENSE
Income tax expense - reported	$764	$1,162	$1,151	$1,627	$2,117	(34)	(64)	$1,926	$4,662	(59)
Impact of:
Tax-equivalent adjustments	449	327	272	287	321	37	40	776	501	55

Income tax expense - managed	$1,213	$1,489	$1,423	$1,914	$2,438	(19)	(50)	$2,702	$5,163	(48)

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
TOTAL NET REVENUE (FTE)
Investment Bank	$5,470	$3,011	$3,172	$2,946	$5,798	82%	(6)%	$8,481	$12,052	(30)%
Retail Financial Services	5,015	4,702	4,815	4,201	4,357	7	15	9,717	8,463	15
Card Services	3,775	3,904	3,971	3,867	3,717	(3)	2	7,679	7,397	4
Commercial Banking	1,106	1,067	1,084	1,009	1,007	4	10	2,173	2,010	8
Treasury & Securities Services	2,019	1,913	1,930	1,748	1,741	6	16	3,932	3,267	20
Asset Management	2,064	1,901	2,389	2,205	2,137	9	(3)	3,965	4,041	(2)
Corporate/Private Equity	229	1,400	914	1,001	1,062	(84)	(78)	1,629	2,330	(30)

TOTAL NET REVENUE	$19,678	$17,898	$18,275	$16,977	$19,819	10	(1)	$37,576	$39,560	(5)

NET INCOME
Investment Bank	$394	$(87)	$124	$296	$1,179	NM	(67)	$307	$2,719	(89)
Retail Financial Services	606	(227)	752	639	785	NM	(23)	379	1,644	(77)
Card Services	250	609	609	786	759	(59)	(67)	859	1,524	(44)
Commercial Banking	355	292	288	258	284	22	25	647	588	10
Treasury & Securities Services	425	403	422	360	352	5	21	828	615	35
Asset Management	395	356	527	521	493	11	(20)	751	918	(18)
Corporate/Private Equity (a)	(422)	1,027	249	513	382	NM	NM	605	1,013	(40)

TOTAL NET INCOME	$2,003	$2,373	$2,971	$3,373	$4,234	(16)	(53)	$4,376	$9,021	(51)

AVERAGE EQUITY (b)
Investment Bank	$23,319	$22,000	$21,000	$21,000	$21,000	6	11	$22,659	$21,000	8
Retail Financial Services	17,000	17,000	16,000	16,000	16,000	—	6	17,000	16,000	6
Card Services	14,100	14,100	14,100	14,100	14,100	—	—	14,100	14,100	—
Commercial Banking	7,000	7,000	6,700	6,700	6,300	—	11	7,000	6,300	11
Treasury & Securities Services	3,500	3,500	3,000	3,000	3,000	—	17	3,500	3,000	17
Asset Management	5,066	5,000	4,000	4,000	3,750	1	35	5,033	3,750	34
Corporate/Private Equity	60,970	55,980	56,760	54,176	53,901	9	13	58,476	53,003	10

TOTAL AVERAGE EQUITY	$130,955	$124,580	$121,560	$118,976	$118,051	5	11	$127,768	$117,153	9

RETURN ON EQUITY (b)
Investment Bank	7%	(2)%	2%	6%	23%			3%	26%
Retail Financial Services	14	(5)	19	16	20			4	21
Card Services	7	17	17	22	22			12	22
Commercial Banking	20	17	17	15	18			19	19
Treasury & Securities Services	49	46	56	48	47			48	41
Asset Management	31	29	52	52	53			30	49

(a)	Included the after-tax impact of material litigation actions, equity earnings related to Bear Stearns and merger costs. See Corporate/Private Equity Financial Highlights for additional details.

(b)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Investment banking fees	$1,735	$1,206	$1,657	$1,330	$1,900	44%	(9)%	$2,941	$3,629	(19)%
Principal transactions	838	(798)	(623)	(435)	2,325	NM	(64)	40	5,467	(99)
Lending & deposit-related fees	105	102	142	118	93	3	13	207	186	11
Asset management, administration and commissions	709	744	705	712	643	(5)	10	1,453	1,284	13
All other income	(226)	(66)	(166)	(76)	122	(242)	NM	(292)	164	NM

Noninterest revenue	3,161	1,188	1,715	1,649	5,083	166	(38)	4,349	10,730	(59)
Net interest income	2,309	1,823	1,457	1,297	715	27	223	4,132	1,322	213

TOTAL NET REVENUE (a)	5,470	3,011	3,172	2,946	5,798	82	(6)	8,481	12,052	(30)

Provision for credit losses	398	618	200	227	164	(36)	143	1,016	227	348
Credit reimbursement from TSS (b)	30	30	30	31	30	—	—	60	60	—

NONINTEREST EXPENSE
Compensation expense	3,132	1,241	1,561	1,178	2,589	152	21	4,373	5,226	(16)
Noncompensation expense	1,602	1,312	1,450	1,200	1,265	22	27	2,914	2,459	19

TOTAL NONINTEREST EXPENSE	4,734	2,553	3,011	2,378	3,854	85	23	7,287	7,685	(5)

Income (loss) before income tax expense	368	(130)	(9)	372	1,810	NM	(80)	238	4,200	(94)
Income tax expense (benefit)	(26)	(43)	(133)	76	631	40	NM	(69)	1,481	NM

NET INCOME (LOSS)	$394	$(87)	$124	$296	$1,179	NM	(67)	$307	$2,719	(89)

FINANCIAL RATIOS
ROE	7%	(2)%	2%	6%	23%			3%	26%
ROA	0.19	(0.05)	0.07	0.17	0.68			0.08	0.81
Overhead ratio	87	85	95	81	66			86	64
Compensation expense as a % of total net revenue	57	41	49	40	45			52	43

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$370	$483	$646	$595	$560	(23)	(34)	$853	$1,032	(17)
Equity underwriting	542	359	544	267	509	51	6	901	902	—
Debt underwriting	823	364	467	468	831	126	(1)	1,187	1,695	(30)

Total investment banking fees	1,735	1,206	1,657	1,330	1,900	44	(9)	2,941	3,629	(19)
Fixed income markets	2,347	466	615	687	2,445	404	(4)	2,813	5,037	(44)
Equity markets	1,079	976	578	537	1,249	11	(14)	2,055	2,788	(26)
Credit portfolio	309	363	322	392	204	(15)	51	672	598	12

Total net revenue	$5,470	$3,011	$3,172	$2,946	$5,798	82	(6)	$8,481	$12,052	(30)

REVENUE BY REGION
Americas	$3,165	$536	$1,128	$1,016	$2,655	490	19	$3,701	$6,021	(39)
Europe/Middle East/Africa	1,512	1,641	1,334	1,389	2,327	(8)	(35)	3,153	4,578	(31)
Asia/Pacific	793	834	710	541	816	(5)	(3)	1,627	1,453	12

Total net revenue	$5,470	$3,011	$3,172	$2,946	$5,798	82	(6)	$8,481	$12,052	(30)

(a)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments, of $404 million, $289 million, $230 million, $255 million and $290 million for the quarters ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively, and $693 million and $442 million for year-to-date 2008 and 2007, respectively.

(b)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank credit portfolio on behalf of clients shared with TSS.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							2Q08 Change					2008 Change
	2Q08	1Q08		4Q07	3Q07	2Q07	1Q08	2Q07	2008		2007	2007
SELECTED BALANCE SHEETS DATA (Average)
Total assets	$814,860	$755,828		$735,685	$710,665	$696,230	8%	17%	$785,344		$677,581	16%
Trading assets — debt and equity instruments	367,184	369,456		371,842	372,212	359,387	(1)	2	368,320		347,320	6
Trading assets — derivative receivables	99,395	90,234		74,659	63,017	58,520	10	70	94,814		57,465	65
Loans:
Loans retained (a)	76,239	74,106		68,928	61,919	59,065	3	29	75,173		59,019	27
Loans held-for-sale & loans at fair value	20,440	19,612		24,977	17,315	14,794	4	38	20,026		14,242	41

Total loans	96,679	93,718		93,905	79,234	73,859	3	31	95,199		73,261	30
Adjusted assets (b)	676,777	662,419		644,573	625,619	603,839	2	12	669,598		588,016	14
Equity	23,319	22,000		21,000	21,000	21,000	6	11	22,659		21,000	8

Headcount	37,057	25,780		25,543	25,691	25,356	44	46	37,057		25,356	46

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$(8)	$13		$(9)	$67	$(16)	NM	50	$5		$(22)	NM
Nonperforming assets:
Nonperforming loans (c)	313	321		353	265	72	(2)	335	313		72	335
Other nonperforming assets	177	118		100	60	47	50	277	177		47	277
Allowance for credit losses:
Allowance for loan losses	2,429	1,891		1,329	1,112	1,037	28	134	2,429		1,037	134
Allowance for lending-related commitments	469	607		560	568	487	(23)	(4)	469		487	(4)

Total allowance for credit losses	2,898	2,498		1,889	1,680	1,524	16	90	2,898		1,524	90

Net charge-off (recovery) rate (a) (d)	(0.04)%	0.07%		(0.05)%	0.43%	(0.11)%			0.01%		(0.08)%
Allowance for loan losses to average loans (a) (d)	3.19 (e)	2.55	(e)	1.93	1.80	1.76			3.23	(e)	1.76
Allowance for loan losses to nonperforming loans (c)	843	683		439	585	2,206			843		2,206
Nonperforming loans to average loans	0.32	0.34		0.38	0.33	0.10			0.33		0.10

(a)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans at fair value.

(b)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the Investment Bank’s (“IB”) asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount that excludes the assets discussed above, which are considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(c)	Nonperforming loans included loans held-for-sale and loans at fair value of $25 million, $44 million, $50 million, $75 million and $25 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively, which were excluded from the allowance coverage ratios. Nonperforming loans excluded distressed loans held-for-sale that were purchased as part of IB’s proprietary activities.

(d)	Loans held-for-sale & loans at fair value were excluded when calculating the allowance coverage ratio and net charge-off (recovery) rate.

(e)	Excluding the impact of a loan originated in March, 2008 to Bear Stearns, the adjusted ratio would be 3.46%, 2.61% and 3.40% for the quarters ended June 30, 2008 and March 31, 2008, and the six months ended June 30, 2008, respectively. The average balance of the loan extended to Bear Stearns was $6.0 billion, $1.7 billion and $3.8 billion for the quarters ended June 30, 2008 and March 31, 2008, and the six months ended June 30, 2008, respectively.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (a)
Trading activities:
Fixed income	$148	$120	$103	$98	$74	23%	100%	$134	60	123%
Foreign exchange	26	35	31	23	20	(26)	30	30	19	58
Equities	30	31	63	35	51	(3)	(41)	31	46	(33)
Commodities and other	31	28	29	28	40	11	(23)	29	37	(22)
Diversification (b)	(92)	(92)	(102)	(72)	(73)	—	(26)	(91)	(65)	(40)

Total trading VAR (c)	143	122	124	112	112	17	28	133	97	37

Credit portfolio VAR (d)	35	30	26	17	12	17	192	33	12	175
Diversification (b)	(36)	(30)	(27)	(22)	(14)	(20)	(157)	(34)	(12)	(183)

Total trading and credit portfolio VAR	$142	$122	$123	$107	$110	16	29	$132	97	36

	June 30, 2008 YTD		Full Year 2007
	Market		Market
MARKET SHARES AND RANKINGS (e)	Share	Rankings	Share	Rankings
Global debt, equity and equity-related	9%	# 1	8%	# 2
Global syndicated loans	13%	# 1	13%	# 1
Global long-term debt (f)	9%	# 1	7%	# 3
Global equity and equity-related (g)	11%	# 1	9%	# 2
Global announced M&A (h)	27%	# 3	27%	# 4
U.S. debt, equity and equity-related	15%	# 1	10%	# 2
U.S. syndicated loans	30%	# 1	24%	# 1
U.S. long-term debt (f)	15%	# 1	10%	# 2
U.S. equity and equity-related (g)	13%	# 3	11%	# 5
U.S. announced M&A (h)	41%	# 3	28%	# 3

(a)	Results for second quarter 2008 include one month of the combined Firm results and two months of heritage JPMorgan Chase results. All prior periods reflect heritage JPMorgan Chase results.

(b)	Average VARs were less than the sum of the VARs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(c)	Trading VAR includes predominantly all trading activities in IB; however, particular risk parameters of certain products are not fully captured, for example, correlation risk or the credit spread sensitivity of certain mortgage products. Trading VAR does not include VAR related to held-for-sale funded loans and unfunded commitments, nor the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. Trading VAR also does not include the MSR portfolio or VAR related to other corporate functions, such as Corporate/Private Equity.

(d)	Includes VAR on derivative credit valuation adjustments, hedges of the credit valuation adjustment and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VAR does not include the retained loan portfolio.

(e)	Source: Thomson Reuters Securities data. June 30, 2008 YTD results are pro forma for the acquisition of Bear Stearns. Full year 2007 results represent heritage-JPMorgan Chase only.

(f)	Includes asset-backed securities, mortgage-backed securities and municipal securities.

(g)	Includes rights offerings; U.S. domiciled equity and equity-related transactions.

(h)	Global announced M&A is based upon rank value; all other rankings were based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. Global and U.S. announced M&A market share and ranking for 2007 include transactions withdrawn since December 31, 2007. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$497	$461	$496	$492	$470	8%	6%	$958	$893	7%
Asset management, administration and commissions	375	377	332	336	344	(1)	9	752	607	24
Securities gains (losses)	—	—	1	—	—	—	—	—	—	—
Mortgage fees and related income	696	525	888	229	495	33	41	1,221	977	25
Credit card income	194	174	174	167	163	11	19	368	305	21
All other income	198	154	219	296	212	29	(7)	352	391	(10)

Noninterest revenue	1,960	1,691	2,110	1,520	1,684	16	16	3,651	3,173	15
Net interest income	3,055	3,011	2,705	2,681	2,673	1	14	6,066	5,290	15

TOTAL NET REVENUE	5,015	4,702	4,815	4,201	4,357	7	15	9,717	8,463	15

Provision for credit losses	1,332	2,492	1,051	680	587	(47)	127	3,824	879	335

NONINTEREST EXPENSE
Compensation expense	1,184	1,160	1,113	1,087	1,104	2	7	2,344	2,169	8
Noncompensation expense	1,386	1,310	1,313	1,265	1,264	6	10	2,696	2,488	8
Amortization of intangibles	100	100	114	117	116	—	(14)	200	234	(15)

TOTAL NONINTEREST EXPENSE	2,670	2,570	2,540	2,469	2,484	4	7	5,240	4,891	7

Income (loss) before income tax expense	1,013	(360)	1,224	1,052	1,286	NM	(21)	653	2,693	(76)
Income tax expense (benefit)	407	(133)	472	413	501	NM	(19)	274	1,049	(74)

NET INCOME (LOSS)	$606	$(227)	$752	$639	$785	NM	(23)	$379	$1,644	(77)

FINANCIAL RATIOS
ROE	14%	(5)%	19%	16%	20%			4%	21%
Overhead ratio	53	55	53	59	57			54	58
Overhead ratio excluding core deposit intangibles (a)	51	53	50	56	54			52	55

SELECTED BALANCE SHEETS (Ending)
Assets	$230,695	$227,916	$225,908	$216,754	$217,421	1	6	$230,695	$217,421	6
Loans:
Loans retained	187,595	184,211	181,016	172,498	166,992	2	12	187,595	166,992	12
Loans held-for-sale & loans at fair value (b)	16,282	18,000	16,541	18,274	23,501	(10)	(31)	16,282	23,501	(31)

Total loans	203,877	202,211	197,557	190,772	190,493	1	7	203,877	190,493	7
Deposits	223,121	230,854	221,129	216,135	217,689	(3)	2	223,121	217,689	2

SELECTED BALANCE SHEETS (Average)
Assets	$232,725	$227,560	$221,557	$214,852	$216,692	2	7	$230,143	$216,912	6
Loans:
Loans retained	185,993	182,220	176,140	168,495	165,136	2	13	184,106	163,946	12
Loans held-for-sale & loans at fair value (b)	20,492	17,841	17,538	19,560	25,166	15	(19)	19,167	26,692	(28)

Total loans	206,485	200,061	193,678	188,055	190,302	3	9	203,273	190,638	7
Deposits	226,487	225,555	219,226	216,904	219,171	—	3	226,021	218,058	4
Equity	17,000	17,000	16,000	16,000	16,000	—	6	17,000	16,000	6

Headcount	69,550	70,095	69,465	68,528	68,254	(1)	2	69,550	68,254	2

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $99 million, $99 million, $113 million, $116 million and $115 million for the quarters ending June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, and $198 million and $231 million for year-to-date 2008 and 2007, respectively.

(b)	Loans included prime mortgage loans originated with the intent to sell, which were accounted for at fair value. These loans, classified as trading assets on the Consolidated balance sheets, totaled $14.1 billion, $13.5 billion, $12.6 billion, $14.4 billion and $15.2 billion at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively. Average loans included prime mortgage loans, classified as trading assets on the Consolidated balance sheets, of $16.9 billion, $13.4 billion, $13.5 billion, $14.1 billion and $13.5 billion for the quarters ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, and $15.2 billion and $10.0 billion for the year-to-date 2008 and 2007, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$941	$789	$522	$350	$270	19%	249%	$1,730	$455	280%
Nonperforming loans (a) (b)	3,873	3,292	2,704	1,991	1,760	18	120	3,873	1,760	120
Nonperforming assets (a) (b)	4,481	3,824	3,190	2,404	2,099	17	113	4,481	2,099	113
Allowance for loan losses	4,475	4,208	2,634	2,105	1,772	6	153	4,475	1,772	153

Net charge-off rate (c) (d)	1.99%	1.71%	1.17%	0.82%	0.66%			1.85%	0.56%
Allowance for loan losses to ending loans (c)	2.39	2.28	1.46	1.22	1.06			2.39	1.06
Allowance for loan losses to nonperforming loans (c)	121	133	100	107	115			121	115
Nonperforming loans to total loans	1.90	1.63	1.37	1.04	0.92			1.90	0.92

REGIONAL BANKING
Noninterest revenue	$1,022	$878	$940	$1,013	$977	16	5	$1,900	$1,770	7
Net interest income	2,571	2,543	2,363	2,325	2,296	1	12	5,114	4,595	11

Total net revenue	3,593	3,421	3,303	3,338	3,273	5	10	7,014	6,365	10
Provision for credit losses	1,213	2,324	915	574	494	(48)	146	3,537	727	387
Noninterest expense	1,778	1,794	1,785	1,760	1,749	(1)	2	3,572	3,478	3

Income (loss) before income tax expense	602	(697)	603	1,004	1,030	NM	(42)	(95)	2,160	NM
Net income (loss)	354	(433)	371	611	629	NM	(44)	(79)	1,319	NM

ROE	11%	(14)%	12%	21%	21%			(1)%	23%
Overhead ratio	49	52	54	53	53			51	55
Overhead ratio excluding core deposit intangibles (e)	47	50	51	49	50			48	51

(a)	Nonperforming loans included loans held-for-sale and loans accounted for at fair value of $180 million, $129 million, $69 million, $17 million and $217 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively. Certain of these loans are classified as trading assets on the Consolidated balance sheets.

(b)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $1.9 billion, $1.8 billion, $1.5 billion, $1.3 billion and $1.2 billion at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $371 million, $252 million, $279 million, $241 million and $200 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(c)	Loans held-for-sale and loans accounted for at fair value under SFAS 159 were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(d)	The net charge-off rate for the quarters ended June 30, 2008, March 31, 2008 and December 31, 2007, excluded $19 million, $14 million and $2 million, respectively, and the six months ended June 30, 2008, excluded $33 million of charge-offs related to prime mortgage loans held by Corporate/Private Equity.

(e)	Regional Banking uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this inclusion would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excludes Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $99 million, $99 million, $113 million, $116 million and $115 million for the quarters ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, and $198 million and $231 million for year-to-date 2008 and 2007, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
REGIONAL BANKING (continued)

BUSINESS METRICS (in billions)
Home equity origination volume	$5.3	$6.7	$9.8	$11.2	$14.6	(21)%	(64)%	$12.0	$27.3	(56)%
End of period loans owned:
Home equity	$95.1	$95.0	$94.8	$93.0	$91.0	—	5	$95.1	$91.0	5
Mortgage (a)	14.9	15.9	15.7	12.3	8.8	(6)	69	14.9	8.8	69
Business banking	16.4	15.8	15.4	14.9	14.6	4	12	16.4	14.6	12
Education	13.0	12.4	11.0	10.2	10.2	5	27	13.0	10.2	27
Other loans (b)	1.1	1.1	2.3	2.4	2.5	—	(56)	1.1	2.5	(56)

Total end of period loans	140.5	140.2	139.2	132.8	127.1	—	11	140.5	127.1	11
End of period deposits:
Checking	$69.1	$69.1	$67.0	$64.5	$67.3	—	3	$69.1	$67.3	3
Savings	105.8	105.4	96.0	95.7	97.7	—	8	105.8	97.7	8
Time and other	37.0	44.6	48.7	46.5	41.9	(17)	(12)	37.0	41.9	(12)

Total end of period deposits	211.9	219.1	211.7	206.7	206.9	(3)	2	211.9	206.9	2
Average loans owned:
Home equity	$95.1	$95.0	$94.0	$91.8	$89.2	—	7	$95.0	$87.8	8
Mortgage loans (a)	15.6	15.8	13.7	9.9	8.8	(1)	77	15.7	8.8	78
Business banking	16.1	15.6	15.1	14.8	14.5	3	11	15.9	14.4	10
Education (c)	12.7	12.0	10.6	9.8	10.5	6	21	12.4	10.8	15
Other loans (b)	1.1	1.5	2.3	2.4	2.4	(27)	(54)	1.3	2.7	(52)

Total average loans (c)	140.6	139.9	135.7	128.7	125.4	1	12	140.3	124.5	13
Average deposits:
Checking	$68.5	$66.3	$64.5	$64.9	$67.2	3	2	$67.4	$67.3	—
Savings	105.8	100.3	96.3	97.1	98.4	5	8	103.1	97.6	6
Time and other	39.6	47.7	47.7	43.3	41.7	(17)	(5)	43.6	42.1	4

Total average deposits	213.9	214.3	208.5	205.3	207.3	—	3	214.1	207.0	3
Average assets	149.3	149.9	147.1	140.6	137.7	—	8	149.6	136.8	9
Average equity	12.4	12.4	11.8	11.8	11.8	—	5	12.4	11.8	5

CREDIT DATA AND QUALITY STATISTICS
30+ day delinquency rate (d) (e)	3.61%	3.23%	3.03%	2.39%	1.88%			3.61%	1.88%
Net charge-offs
Home equity	$511	$447	$248	$150	$98	14	421	$958	$166	477
Mortgage	211	163	73	40	26	29	NM	374	46	NM
Business banking	51	40	38	33	30	28	70	91	55	65
Other loans	48	21	28	23	52	129	(8)	69	65	6

Total net charge-offs	821	671	387	246	206	22	299	1,492	332	349
Net charge-off rate
Home equity	2.16%	1.89%	1.05%	0.65%	0.44%			2.03%	0.38%
Mortgage (f)	4.95	3.79	2.06	1.60	1.19			4.37	1.05
Business banking	1.27	1.03	1.00	0.88	0.83			1.15	0.77
Other loans	1.80	0.89	1.21	1.01	2.32			1.37	1.39
Total net charge-off rate (c) (f)	2.35	1.94	1.16	0.78	0.68			2.15	0.56

Nonperforming assets (g)	$3,865	$3,348	$2,879	$2,206	$1,751	15	121	$3,865	$1,751	121

(a)	Balance reported predominantly reflected subprime mortgage loans owned.

(b)	Included commercial loans derived from community development activities prior to March 31, 2008.

(c)	Average loans included loans held-for-sale of $3.1 billion, $4.0 billion, $3.7 billion, $3.2 billion and $3.9 billion for the quarters ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, and $3.6 billion and $4.1 billion for year-to-date 2008 and 2007, respectively. These amounts were excluded when calculating the net charge-off rate.

(d)	Excluded loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $1.5 billion, $1.5 billion, $1.2 billion, $979 million and $879 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	Excluded loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $594 million, $534 million, $663 million, $590 million and $523 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively. These amounts are excluded as reimbursement is proceeding normally.

(f)	The mortgage and total net charge-off rate for the quarters ended June 30, 2008, March 31, 2008 and December 31, 2007, excluded $19 million, $14 million and $2 million, respectively, and for the six months ended June 30, 2008, excluded $33 million of charge-offs related to prime mortgage loans held by the Corporate/Private Equity sector.

(g)	Nonperforming assets excluded (1) loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $1.9 billion, $1.8 billion, $1.5 billion, $1.3 billion and $1.2 billion at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $371 million, $252 million, $279 million, $241 million and $200 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
REGIONAL BANKING (continued)

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$5,211	$4,084	$4,114	$4,346	$5,117	28%	2%	$9,295	$9,900	(6)%

Number of:
Branches	3,157	3,146	3,152	3,096	3,089	—	2	3,157	3,089	2
ATMs	9,310	9,237	9,186	8,943	8,649	1	8	9,310	8,649	8
Personal bankers	9,995	9,826	9,650	9,503	9,025	2	11	9,995	9,025	11
Sales specialists	4,116	4,133	4,105	4,025	3,915	—	5	4,116	3,915	5
Active online customers (in thousands)	7,180	6,454	5,918	5,706	5,448	11	32	7,180	5,448	32
Checking accounts (in thousands)	11,336	11,068	10,839	10,644	10,356	2	9	11,336	10,356	9

MORTGAGE BANKING
Production revenue	$597	$576	$321	$176	$463	4	29	$1,173	$863	36

Net mortgage servicing revenue:
Loan servicing revenue	678	634	665	629	615	7	10	1,312	1,216	8
Changes in MSR asset fair value:
Due to inputs or assumptions in model	1,519	(632)	(766)	(810)	952	NM	60	887	1,060	(16)
Other changes in fair value	(394)	(425)	(393)	(377)	(383)	7	(3)	(819)	(761)	(8)

Total changes in MSR asset fair value	1,125	(1,057)	(1,159)	(1,187)	569	NM	98	68	299	(77)
Derivative valuation adjustments and other	(1,478)	598	1,232	788	(1,014)	NM	(46)	(880)	(1,141)	23

Total net mortgage servicing revenue	325	175	738	230	170	86	91	500	374	34

Total net revenue	922	751	1,059	406	633	23	46	1,673	1,237	35
Noninterest expense	649	536	518	485	516	21	26	1,185	984	20

Income (loss) before income tax expense	273	215	541	(79)	117	27	133	488	253	93
Net income (loss)	169	132	332	(48)	71	28	138	301	155	94

ROE	28%	22%	66%	NM	14%			25%	16%

Business metrics (in billions)
Third-party mortgage loans serviced (ending)	$659.1	$627.1	$614.7	$600.0	$572.4	5	15	$659.1	$572.4	15
MSR net carrying value (ending)	10.9	8.4	8.6	9.1	9.5	30	15	10.9	9.5	15
Avg mortgage loans held-for-sale & loans at fair value (a)	17.4	13.8	13.8	16.4	21.3	26	(18)	15.6	22.6	(31)
Average assets	36.2	32.2	30.6	31.4	35.6	12	2	34.2	36.8	(7)
Average equity	2.4	2.4	2.0	2.0	2.0	—	20	2.4	2.0	20

Mortgage origination volume by channel (in billions)
Retail	$12.5	$12.6	$9.9	$11.1	$13.6	(1)	(8)	$25.1	$24.5	2
Wholesale	9.1	10.6	10.2	9.8	12.8	(14)	(29)	19.7	22.7	(13)
Correspondent	17.0	12.0	9.5	7.2	6.4	42	166	29.0	11.2	159
CNT (negotiated transactions)	17.5	11.9	10.4	11.1	11.3	47	55	29.4	21.8	35

Total	56.1	47.1	40.0	39.2	44.1	19	27	103.2	80.2	29

(a)	Included $16.9 billion, $13.4 billion, $13.5 billion, $14.1 billion and $13.5 billion of prime mortgage loans at fair value for the quarters ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, and $15.2 billion and $10.0 billion for year-to-date 2008 and 2007, respectively. These loans are classified as trading assets on the Consolidated balance sheets.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
AUTO FINANCE

Noninterest revenue	$155	$151	$142	$140	$138	3%	12%	$306	$269	14%
Net interest income	343	379	308	307	312	(9)	10	722	591	22

Total net revenue	498	530	450	447	450	(6)	11	1,028	860	20
Provision for credit losses	117	168	133	96	92	(30)	27	285	151	89
Noninterest expense	243	240	237	224	219	1	11	483	429	13

Income before income tax expense	138	122	80	127	139	13	(1)	260	280	(7)
Net income	83	74	49	76	85	12	(2)	157	170	(8)

ROE	15%	13%	9%	14%	15%			14%	16%
ROA	0.71	0.65	0.44	0.70	0.79			0.68	0.79

Business metrics (in billions)
Auto origination volume	$5.6	$7.2	$5.6	$5.2	$5.3	(22)	6	$12.8	$10.5	22
End-of-period loans and lease related assets
Loans outstanding	$44.7	$44.4	$42.0	$40.3	$40.4	1	11	$44.7	$40.4	11
Lease financing receivables	0.2	0.3	0.3	0.6	0.8	(33)	(75)	0.2	0.8	(75)
Operating lease assets	2.1	2.0	1.9	1.8	1.8	5	17	2.1	1.8	17

Total end-of-period loans and lease related assets	47.0	46.7	44.2	42.7	43.0	1	9	47.0	43.0	9
Average loans and lease related assets
Loans outstanding	$44.7	$42.9	$41.1	$39.9	$40.1	4	11	$43.8	$39.8	10
Lease financing receivables	0.2	0.3	0.5	0.7	1.0	(33)	(80)	0.3	1.2	(75)
Operating lease assets	2.1	1.9	1.9	1.8	1.7	11	24	2.0	1.7	18

Total average loans and lease related assets	47.0	45.1	43.5	42.4	42.8	4	10	46.1	42.7	8
Average assets	47.3	45.5	43.8	42.9	43.4	4	9	46.4	43.3	7
Average equity	2.3	2.3	2.2	2.2	2.2	—	5	2.3	2.2	5

Credit quality statistics
30+ day delinquency rate	1.57%	1.44%	1.85%	1.65%	1.43%			1.57%	1.43%
Net charge-offs
Loans	$118	$117	$132	$98	$62	1	90	$235	$120	96
Lease receivables	1	1	1	1	1	—	—	2	2	—

Total net charge-offs	119	118	133	99	63	1	89	237	122	94
Net charge-off rate
Loans	1.06%	1.10%	1.27%	0.97%	0.62%			1.08%	0.61%
Lease receivables	2.01	1.34	0.79	0.57	0.40			1.34	0.34
Total net charge-off rate	1.07	1.10	1.27	0.97	0.61			1.08	0.60
Nonperforming assets	$164	$160	$188	$156	$131	2	25	$164	$131	25

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Credit card income	$673	$600	$712	$692	$682	12%	(1)%	$1,273	$1,281	(1)%
All other income	91	119	122	67	80	(24)	14	210	172	22

Noninterest revenue	764	719	834	759	762	6	—	1,483	1,453	2
Net interest income	3,011	3,185	3,137	3,108	2,955	(5)	2	6,196	5,944	4

TOTAL NET REVENUE	3,775	3,904	3,971	3,867	3,717	(3)	2	7,679	7,397	4

Provision for credit losses	2,194	1,670	1,788	1,363	1,331	31	65	3,864	2,560	51

NONINTEREST EXPENSE
Compensation expense	258	267	260	256	251	(3)	3	525	505	4
Noncompensation expense	763	841	790	827	753	(9)	1	1,604	1,556	3
Amortization of intangibles	164	164	173	179	184	—	(11)	328	368	(11)

TOTAL NONINTEREST EXPENSE	1,185	1,272	1,223	1,262	1,188	(7)	—	2,457	2,429	1

Income before income tax expense	396	962	960	1,242	1,198	(59)	(67)	1,358	2,408	(44)
Income tax expense	146	353	351	456	439	(59)	(67)	499	884	(44)

NET INCOME	$250	$609	$609	$786	$759	(59)	(67)	$859	$1,524	(44)

Memo: Net securitization gains	$36	$70	$28	$—	$16	(49)	125	$106	$39	172

FINANCIAL METRICS
ROE	7%	17%	17%	22%	22%			12%	22%
Overhead ratio	31	33	31	33	32			32	33
% of average managed outstandings:
Net interest income	7.92	8.34	8.20	8.29	8.04			8.13	8.08
Provision for credit losses	5.77	4.37	4.67	3.64	3.62			5.07	3.48
Noninterest revenue	2.01	1.88	2.18	2.03	2.07			1.95	1.97
Risk adjusted margin (a)	4.16	5.85	5.71	6.68	6.49			5.01	6.57
Noninterest expense	3.12	3.33	3.20	3.37	3.23			3.23	3.30
Pretax income (ROO) (b)	1.04	2.52	2.51	3.31	3.26			1.78	3.27
Net income	0.66	1.60	1.59	2.10	2.06			1.13	2.07

BUSINESS METRICS
Charge volume (in billions)	$93.6	$85.4	$95.5	$89.8	$88.0	10	6	$179.0	$169.3	6
Net accounts opened (in millions)	3.6	3.4	5.3	4.0	3.7	6	(3)	7.0	7.1	(1)
Credit cards issued (in millions)	157.6	156.4	155.0	153.6	150.9	1	4	157.6	150.9	4
Number of registered internet customers (in millions)	28.0	26.7	28.3	26.4	24.6	5	14	28.0	24.6	14

Merchant acquiring business (c)
Bank card volume (in billions)	$199.3	$182.4	$194.4	$181.4	$179.7	9	11	$381.7	$343.3	11
Total transactions (in billions)	5.6	5.2	5.4	5.0	4.8	8	17	10.8	9.3	16

(a)	Represents total net revenue less provision for credit losses.

(b)	Pretax return on average managed outstandings.

(c)	Represents 100% of the merchant acquiring business.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
SELECTED ENDING BALANCES
Loans:
Loans on balance sheets	$76,278	$75,888	$84,352	$79,409	$80,495	1%	(5)%	$76,278	$80,495	(5)%
Securitized loans	79,120	75,062	72,701	69,643	67,506	5	17	79,120	67,506	17

Managed loans	$155,398	$150,950	$157,053	$149,052	$148,001	3	5	$155,398	$148,001	5

SELECTED AVERAGE BALANCES
Managed assets	$161,601	$159,602	$158,183	$154,956	$154,406	1	5	$160,601	$155,333	3
Loans:
Loans on balance sheets	$75,630	$79,445	$79,028	$79,993	$79,000	(5)	(4)	$77,537	$80,458	(4)
Securitized loans	77,195	74,108	72,715	68,673	68,428	4	13	75,652	67,959	11

Managed average loans	$152,825	$153,553	$151,743	$148,666	$147,428	—	4	$153,189	$148,417	3

Equity	$14,100	$14,100	$14,100	$14,100	$14,100	—	—	$14,100	$14,100	—

Headcount	19,570	18,931	18,554	18,887	18,913	3	3	19,570	18,913	3

MANAGED CREDIT QUALITY STATISTICS
Net charge-offs	$1,894	$1,670	$1,488	$1,363	$1,331	13	42	$3,564	$2,645	35
Net charge-off rate	4.98%	4.37%	3.89%	3.64%	3.62%			4.68%	3.59%

Managed delinquency ratios
30+ days	3.46%	3.66%	3.48%	3.25%	3.00%			3.46%	3.00%
90+ days	1.76	1.84	1.65	1.50	1.42			1.76	1.42

Allowance for loan losses (a)	$3,705	$3,404	$3,407	$3,107	$3,096	9	20	$3,705	$3,096	20
Allowance for loan losses to period-end loans (a)	4.86%	4.49%	4.04%	3.91%	3.85%			4.86%	3.85%

(a)	Loans on a reported basis.

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
INCOME STATEMENT DATA (a)
Credit card income
Reported	$1,516	$1,537	$1,597	$1,528	$1,470	(1)%	3%	$3,053	$2,815	8%
Securitization adjustments	(843)	(937)	(885)	(836)	(788)	10	(7)	(1,780)	(1,534)	(16)

Managed credit card income	$673	$600	$712	$692	$682	12	(1)	$1,273	$1,281	(1)

Net interest income
Reported	$1,338	$1,567	$1,633	$1,694	$1,577	(15)	(15)	$2,905	$3,227	(10)
Securitization adjustments	1,673	1,618	1,504	1,414	1,378	3	21	3,291	2,717	21

Managed net interest income	$3,011	$3,185	$3,137	$3,108	$2,955	(5)	2	$6,196	$5,944	4

Total net revenue
Reported	$2,945	$3,223	$3,352	$3,289	$3,127	(9)	(6)	$6,168	$6,214	(1)
Securitization adjustments	830	681	619	578	590	22	41	1,511	1,183	28

Managed total net revenue	$3,775	$3,904	$3,971	$3,867	$3,717	(3)	2	$7,679	$7,397	4

Provision for credit losses
Reported	$1,364	$989	$1,169	$785	$741	38	84	$2,353	$1,377	71
Securitization adjustments	830	681	619	578	590	22	41	1,511	1,183	28

Managed provision for credit losses	$2,194	$1,670	$1,788	$1,363	$1,331	31	65	$3,864	$2,560	51

BALANCE SHEETS — AVERAGE BALANCES (a)
Total average assets
Reported	$87,021	$88,013	$88,244	$88,856	$88,486	(1)	(2)	$87,517	$89,814	(3)
Securitization adjustments	74,580	71,589	69,939	66,100	65,920	4	13	73,084	65,519	12

Managed average assets	$161,601	$159,602	$158,183	$154,956	$154,406	1	5	$160,601	$155,333	3

CREDIT QUALITY STATISTICS (a)
Net charge-offs
Reported	$1,064	$989	$869	$785	$741	8	44	$2,053	$1,462	40
Securitization adjustments	830	681	619	578	590	22	41	1,511	1,183	28

Managed net charge-offs	$1,894	$1,670	$1,488	$1,363	$1,331	13	42	$3,564	$2,645	35

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus managed earnings; however, it does affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$207	$193	$172	$159	$158	7%	31%	$400	$316	27%
Asset management, administration and commissions	26	26	24	24	21	—	24	52	44	18
All other income (a)	150	115	130	107	133	30	13	265	287	(8)

Noninterest revenue	383	334	326	290	312	15	23	717	647	11
Net interest income	723	733	758	719	695	(1)	4	1,456	1,363	7

TOTAL NET REVENUE	1,106	1,067	1,084	1,009	1,007	4	10	2,173	2,010	8

Provision for credit losses	47	101	105	112	45	(53)	4	148	62	139

NONINTEREST EXPENSE
Compensation expense	173	178	184	160	182	(3)	(5)	351	362	(3)
Noncompensation expense	290	294	307	300	300	(1)	(3)	584	590	(1)
Amortization of intangibles	13	13	13	13	14	—	(7)	26	29	(10)

TOTAL NONINTEREST EXPENSE	476	485	504	473	496	(2)	(4)	961	981	(2)

Income before income tax expense	583	481	475	424	466	21	25	1,064	967	10
Income tax expense	228	189	187	166	182	21	25	417	379	10

NET INCOME	$355	$292	$288	$258	$284	22	25	$647	$588	10

MEMO:
Revenue by product:
Lending	$376	$379	$380	$343	$348	(1)	8	$755	$696	8
Treasury services	630	616	631	594	569	2	11	1,246	1,125	11
Investment banking	91	68	70	64	82	34	11	159	158	1
Other	9	4	3	8	8	125	13	13	31	(58)

Total Commercial Banking revenue	$1,106	$1,067	$1,084	$1,009	$1,007	4	10	$2,173	$2,010	8

IB revenue, gross (b)	$270	$203	$227	$194	$236	33	14	$473	$467	1

Revenue by business:
Middle Market Banking	$708	$706	$695	$680	$653	—	8	$1,414	$1,314	8
Mid-Corporate Banking	235	207	239	167	197	14	19	442	409	8
Real Estate Banking	94	97	102	108	109	(3)	(14)	191	211	(9)
Other	69	57	48	54	48	21	44	126	76	66

Total Commercial Banking revenue	$1,106	$1,067	$1,084	$1,009	$1,007	4	10	$2,173	$2,010	8

FINANCIAL RATIOS
ROE	20%	17%	17%	15%	18%			19%	19%
Overhead ratio	43	45	46	47	49			44	49

(a)	IB-related and commercial card revenue is included in all other income.

(b)	Represents the total revenue related to investment banking products sold to Commercial Banking (“CB”) clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
SELECTED BALANCE SHEETS DATA (Average)
Total assets	$103,469	$101,979	$94,550	$86,652	$84,687	1%	22%	$102,724	$83,622	23%
Loans:
Loans retained	70,682	67,510	63,749	60,839	59,071	5	20	69,096	58,133	19
Loans held-for-sale & loans at fair value	379	521	1,795	433	741	(27)	(49)	450	609	(26)

Total loans (a)	71,061	68,031	65,544	61,272	59,812	4	19	69,546	58,742	18
Liability balances (b)	99,404	99,477	96,716	88,081	84,187	—	18	99,441	82,976	20
Equity	7,000	7,000	6,700	6,700	6,300	—	11	7,000	6,300	11

MEMO:
Loans by business:
Middle Market Banking	$42,879	$40,111	$38,275	$37,617	$37,099	7	16	$41,495	$36,710	13
Mid-Corporate Banking	15,357	15,150	15,440	12,076	11,692	1	31	15,253	11,183	36
Real Estate Banking	7,500	7,457	7,347	7,144	6,894	1	9	7,479	6,984	7
Other	5,325	5,313	4,482	4,435	4,127	—	29	5,319	3,865	38

Total Commercial Banking loans	$71,061	$68,031	$65,544	$61,272	$59,812	4	19	$69,546	$58,742	18

Headcount	4,028	4,075	4,125	4,158	4,295	(1)	(6)	4,028	4,295	(6)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$49	$81	$33	$20	$(8)	(40)	NM	$130	$(9)	NM
Nonperforming loans (c)	486	446	146	134	135	9	260	486	135	260
Allowance for credit losses:
Allowance for loan losses (d)	1,843	1,790	1,695	1,623	1,551	3	19	1,843	1,551	19
Allowance for lending-related commitments	170	200	236	236	222	(15)	(23)	170	222	(23)

Total allowance for credit losses	2,013	1,990	1,931	1,859	1,773	1	14	2,013	1,773	14

Net charge-off (recovery) rate (a)	0.28%	0.48%	0.21%	0.13%	(0.05)%			0.38%	(0.03)%
Allowance for loan losses to average loans (a)	2.61	2.65	2.66	2.67	2.63			2.67	2.67
Allowance for loan losses to nonperforming loans (c)	401	426	1,161	1,211	1,149			401	1,149
Nonperforming loans to average loans	0.68	0.66	0.22	0.22	0.23			0.70	0.23

(a)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off (recovery) rate.

(b)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.

(c)	Nonperforming loans included loans held-for-sale and loans at fair value of $26 million at June 30, 2008, and March 31, 2008. These amounts were excluded when calculating the allowance coverage ratios. There were no nonperforming loans held-for-sale or held at fair value at December 31, 2007, September 30, 2007, and June 30, 2007, respectively.

(d)	The allowance for loan losses at June 30, 2008, included an amount transferred from Corporate/Private Equity related to loans acquired in the merger with Bear Stearns.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Lending & deposit-related fees	$283	$269	$247	$244	$219	5%	29%	$552	$432	28%
Asset management, administration and commissions	846	820	806	730	828	3	2	1,666	1,514	10
All other income	228	200	228	171	184	14	24	428	309	39

Noninterest revenue	1,357	1,289	1,281	1,145	1,231	5	10	2,646	2,255	17
Net interest income	662	624	649	603	510	6	30	1,286	1,012	27

TOTAL NET REVENUE	2,019	1,913	1,930	1,748	1,741	6	16	3,932	3,267	20

Provision for credit losses	7	12	4	9	—	(42)	NM	19	6	217
Credit reimbursement to IB (a)	(30)	(30)	(30)	(31)	(30)	—	—	(60)	(60)	—

NONINTEREST EXPENSE
Compensation expense	669	641	607	579	609	4	10	1,310	1,167	12
Noncompensation expense	632	571	598	538	523	11	21	1,203	1,025	17
Amortization of intangibles	16	16	17	17	17	—	(6)	32	32	—

TOTAL NONINTEREST EXPENSE	1,317	1,228	1,222	1,134	1,149	7	15	2,545	2,224	14

Income before income tax expense	665	643	674	574	562	3	18	1,308	977	34
Income tax expense	240	240	252	214	210	—	14	480	362	33

NET INCOME	$425	$403	$422	$360	$352	5	21	$828	$615	35

REVENUE BY BUSINESS
Treasury Services	$852	$813	$824	$780	$720	5	18	$1,665	$1,409	18
Worldwide Securities Services	1,167	1,100	1,106	968	1,021	6	14	2,267	1,858	22

TOTAL NET REVENUE	$2,019	$1,913	$1,930	$1,748	$1,741	6	16	$3,932	$3,267	20

FINANCIAL RATIOS
ROE	49%	46%	56%	48%	47%			48%	41%
Overhead ratio	65	64	63	65	66			65	68
Pretax margin ratio (b)	33	34	35	33	32			33	30

SELECTED AVERAGE BALANCES
Total assets	$56,192	$57,204	$60,830	$55,688	$50,687	(2)	11	$56,698	$48,359	17
Loans (c)	23,822	23,086	23,489	20,602	20,195	3	18	23,454	19,575	20
Liability balances (d)	268,293	254,369	250,645	236,381	217,514	5	23	261,331	214,095	22
Equity	3,500	3,500	3,000	3,000	3,000	—	17	3,500	3,000	17

Headcount	27,232	26,561	25,669	25,209	25,206	3	8	27,232	25,206	8
Footnotes:

(a)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

(d)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
TSS firmwide metrics include revenue recorded in the CB, Regional Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in the IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
TSS FIRMWIDE DISCLOSURES
Treasury Services revenue — reported	$852	$813	$824	$780	$720	5%	18%	$1,665	$1,409	18%
Treasury Services revenue reported in Commercial Banking	630	616	631	594	569	2	11	1,246	1,125	11
Treasury Services revenue reported in other lines of business	72	69	75	70	65	4	11	141	125	13

Treasury Services firmwide revenue (a)	1,554	1,498	1,530	1,444	1,354	4	15	3,052	2,659	15

Worldwide Securities Services revenue	1,167	1,100	1,106	968	1,021	6	14	2,267	1,858	22

Treasury & Securities Services firmwide revenue (a)	$2,721	$2,598	$2,636	$2,412	$2,375	5	15	$5,319	$4,517	18

Treasury Services firmwide liability balances (average) (b)	$230,689	$221,716	$218,416	$201,671	$189,214	4	22	$226,203	$187,930	20
Treasury & Securities Services firmwide liability balances (average) (b)	367,670	353,845	347,361	324,462	301,701	4	22	360,758	297,072	21

TSS FIRMWIDE FINANCIAL RATIOS
Treasury Services firmwide overhead ratio (c)	54%	55%	53%	54%	59%			54%	59%
Treasury & Securities Services firmwide overhead ratio (c)	58	58	57	59	60			58	61

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$15,476	$15,690	$15,946	$15,614	$15,203	(1)	2	$15,476	$15,203	2

Number of:
US$ ACH transactions originated (in millions)	993	1,004	984	943	972	(1)	2	1,997	1,943	3
Total US$ clearing volume (in thousands)	29,063	28,056	28,386	28,031	27,779	4	5	57,119	54,619	5
International electronic funds transfer volume (in thousands) (d)	41,432	40,039	42,723	41,415	42,068	3	(2)	81,471	84,467	(4)
Wholesale check volume (in millions)	618	623	656	731	767	(1)	(19)	1,241	1,538	(19)
Wholesale cards issued (in thousands) (e)	19,917	19,122	18,722	18,108	17,535	4	14	19,917	17,535	14
Footnotes:

(a)	TSS firmwide FX revenue, which includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $222 million, $191 million, $157 million, $144 million and $139 million for the quarters ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, and $413 million and $251 million for year-to-date 2008 and 2007, respectively. This is not included in the TS and TSS firmwide revenue.

(b)	Firmwide liability balances include TS’ liability balances recorded in the Commercial Bank line of business.

(c)	Overhead ratios have been calculated based upon firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in the IB for TSS-related FX activity are not included in this ratio.

(d)	International electronic funds transfer includes non-US$ ACH and clearing volume.

(e)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,573	$1,531	$1,901	$1,760	$1,671	3%	(6)%	$3,104	$3,160	(2)%
All other income	130	59	159	152	173	120	(25)	189	343	(45)

Noninterest revenue	1,703	1,590	2,060	1,912	1,844	7	(8)	3,293	3,503	(6)
Net interest income	361	311	329	293	293	16	23	672	538	25

TOTAL NET REVENUE	2,064	1,901	2,389	2,205	2,137	9	(3)	3,965	4,041	(2)

Provision for credit losses	17	16	(1)	3	(11)	6	NM	33	(20)	NM

NONINTEREST EXPENSE
Compensation expense	886	825	1,030	848	879	7	1	1,711	1,643	4
Noncompensation expense	494	477	510	498	456	4	8	971	907	7
Amortization of intangibles	20	21	19	20	20	(5)	—	41	40	2

TOTAL NONINTEREST EXPENSE	1,400	1,323	1,559	1,366	1,355	6	3	2,723	2,590	5

Income before income tax expense	647	562	831	836	793	15	(18)	1,209	1,471	(18)
Income tax expense	252	206	304	315	300	22	(16)	458	553	(17)

NET INCOME	$395	$356	$527	$521	$493	11	(20)	751	918	(18)

REVENUE BY CLIENT SEGMENT
Private Bank	$765	$655	$713	$686	$646	17	18	$1,420	$1,206	18
Retail	490	466	640	639	602	5	(19)	956	1,129	(15)
Institutional	472	490	754	603	617	(4)	(24)	962	1,168	(18)
Private Client Services	299	290	282	277	272	3	10	589	538	9
Bear Stearns Brokerage	38	—	—	—	—	NM	NM	38	—	NM

Total net revenue	$2,064	$1,901	$2,389	$2,205	$2,137	9	(3)	3,965	4,041	(2)

FINANCIAL RATIOS
ROE	31%	29%	52%	52%	53%			30%	49%
Overhead ratio	68	70	65	62	63			69	64
Pretax margin ratio (a)	31	30	35	38	37			30	36

BUSINESS METRICS
Number of:
Client advisors	1,717	1,744	1,729	1,680	1,582	(2)	9	1,717	1,582	9
Retirement planning services participants	1,505,000	1,519,000	1,501,000	1,495,000	1,477,000	(1)	2	1,505,000	1,477,000	2
Bear Stearns brokers	326	—	—	—	—	NM	NM	326	—	NM

% of customer assets in 4 & 5 Star Funds (b)	40%	49%	55%	55%	65%	(18)	(38)	40%	65%	(38)

% of AUM in 1st and 2nd quartiles: (c)
1 year	51%	52%	57%	47%	65%	(2)	(22)	51%	65%	(22)
3 years	70%	73%	75%	73%	77%	(4)	(9)	70%	77%	(9)
5 years	76%	75%	76%	76%	76%	1	—	76%	76%	—

SELECTED BALANCE SHEETS DATA (Average)
Total assets	$65,015	$60,286	$55,989	$53,879	$51,710	8	26	$62,651	$48,779	28
Loans (d)	39,264	36,628	32,627	30,928	28,695	7	37	37,946	27,176	40
Deposits	69,975	68,184	64,630	59,907	55,981	3	25	69,079	55,402	25
Equity	5,066	5,000	4,000	4,000	3,750	1	35	5,033	3,750	34

Headcount	15,840	14,955	14,799	14,510	14,108	6	12	15,840	14,108	12

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (recoveries)	$2	$(2)	$2	$(5)	$(5)	NM	NM	$—	$(5)	NM
Nonperforming loans	68	11	12	28	21	NM	224	68	21	224
Allowance for loan losses	147	130	112	115	105	13	40	147	105	40
Allowance for lending-related commitments	5	6	7	6	7	(17)	(29)	5	7	(29)

Net charge-off (recovery) rate	0.02%	(0.02)%	0.02%	(0.06)%	(0.07)%			—%	(0.04)%
Allowance for loan losses to average loans	0.37	0.35	0.34	0.37	0.37			0.39	0.39
Allowance for loan losses to nonperforming loans	216	1,182	933	411	500			216	500
Nonperforming loans to average loans	0.17	0.03	0.04	0.09	0.07			0.18	0.08

(a)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(b)	Derived from the following rating services: Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.

(c)	Derived from the following rating services: Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.

(d)	Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Corporate within the Corporate/Private Equity segment.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2008
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2008	2008	2007	2007	2007	2008	2007
Assets by asset class
Liquidity	$478	$471	$400	$368	$333	1%	44%
Fixed income	199	200	200	195	190	(1)	5
Equities & balanced	378	390	472	481	467	(3)	(19)
Alternatives	130	126	121	119	119	3	9

TOTAL ASSETS UNDER MANAGEMENT	1,185	1,187	1,193	1,163	1,109	—	7
Custody / brokerage / administration / deposits	426	382	379	376	363	12	17

TOTAL ASSETS UNDER SUPERVISION	$1,611	$1,569	$1,572	$1,539	$1,472	3	9

Assets by client segment
Institutional	$645	$652	$632	$603	$565	(1)	14
Private Bank	196	196	201	196	185	—	6
Retail	276	279	300	304	300	(1)	(8)
Private Client Services	60	60	60	60	59	—	2
Bear Stearns Brokerage	8	—	—	—	—	NM	NM

TOTAL ASSETS UNDER MANAGEMENT	$1,185	$1,187	$1,193	$1,163	$1,109	—	7

Institutional	$646	$652	$633	$604	$566	(1)	14
Private Bank	442	441	433	423	402	—	10
Retail	357	366	394	399	393	(2)	(9)
Private Client Services	106	110	112	113	111	(4)	(5)
Bear Stearns Brokerage	60	—	—	—	—	NM	NM

TOTAL ASSETS UNDER SUPERVISION	$1,611	$1,569	$1,572	$1,539	$1,472	3	9

Assets by geographic region
U.S. / Canada	$771	$773	$760	$745	$700	—	10
International	414	414	433	418	409	—	1

TOTAL ASSETS UNDER MANAGEMENT	$1,185	$1,187	$1,193	$1,163	$1,109	—	7

U.S. / Canada	$1,093	$1,063	$1,032	$1,022	$971	3	13
International	518	506	540	517	501	2	3

TOTAL ASSETS UNDER SUPERVISION	$1,611	$1,569	$1,572	$1,539	$1,472	3	9

Mutual fund assets by asset class
Liquidity	$416	$405	$339	$308	$268	3	55
Fixed income	47	45	46	46	49	4	(4)
Equities	179	186	224	235	235	(4)	(24)

TOTAL MUTUAL FUND ASSETS	$642	$636	$609	$589	$552	1	16

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS					YEAR-TO-DATE
	2Q08	1Q08	4Q07	3Q07	2Q07	2008	2007
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,187	$1,193	$1,163	$1,109	$1,053	$1,193	$1,013
Net asset flows:
Liquidity	1	68	26	33	12	69	19
Fixed income	(1)	—	3	(2)	6	(1)	8
Equities, balanced & alternative	(3)	(21)	4	2	12	(24)	22
Market / performance / other impacts (a)	1	(53)	(3)	21	26	(52)	47

TOTAL ASSETS UNDER MANAGEMENT	$1,185	$1,187	$1,193	$1,163	$1,109	$1,185	$1,109

Assets under supervision rollforward
Beginning balance	$1,569	$1,572	$1,539	$1,472	$1,395	$1,572	$1,347
Net asset flows	(5)	52	37	41	38	47	65
Market / performance / other impacts (a)	47	(55)	(4)	26	39	(8)	60

TOTAL ASSETS UNDER SUPERVISION	$1,611	$1,569	$1,572	$1,539	$1,472	$1,611	$1,472

(a)	Second quarter 2008 reflects $15 billion for assets under management and $68 billion for assets under supervision from the Bear Stearns acquisition on May 30, 2008.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
INCOME STATEMENT
REVENUE
Principal transactions	$(97)	$5	$773	$1,082	$1,372	NM %	NM %	$(92)	$2,697	NM %
Securities gains (losses) (a)	656	42	146	128	(227)	NM	NM	698	(235)	NM
All other income (b)	(378)	1,639	213	70	90	NM	NM	1,261	158	NM

Noninterest revenue	181	1,686	1,132	1,280	1,235	(89)	(85)	1,867	2,620	(29)
Net interest income (expense)	48	(286)	(218)	(279)	(173)	NM	NM	(238)	(290)	18

TOTAL NET REVENUE	229	1,400	914	1,001	1,062	(84)	(78)	1,629	2,330	(30)

Provision for credit losses	290	196	14	(31)	3	48	NM	486	6	NM

NONINTEREST EXPENSE
Compensation expense	611	639	714	569	695	(4)	(12)	1,250	1,471	(15)
Noncompensation expense (c)	699	(82)	982	674	818	NM	(15)	617	1,374	(55)
Merger costs	155	—	22	61	64	NM	142	155	126	23

Subtotal	1,465	557	1,718	1,304	1,577	163	(7)	2,022	2,971	(32)
Net expense allocated to other businesses	(1,070)	(1,057)	(1,057)	(1,059)	(1,075)	(1)	—	(2,127)	(2,115)	(1)

TOTAL NONINTEREST EXPENSE	395	(500)	661	245	502	NM	(21)	(105)	856	NM

Income (loss) before income tax expense	(456)	1,704	239	787	557	NM	NM	1,248	1,468	(15)
Income tax expense (benefit)	(34)	677	(10)	274	175	NM	NM	643	455	41

NET INCOME (LOSS)	$(422)	$1,027	$249	$513	$382	NM	NM	$605	$1,013	(40)

MEMO:
TOTAL NET REVENUE
Private equity	$197	$163	$688	$733	$1,293	21	(85)	$360	$2,546	(86)
Corporate	32	1,237	226	268	(231)	(97)	NM	1,269	(216)	NM

TOTAL NET REVENUE	$229	$1,400	$914	$1,001	$1,062	(84)	(78)	$1,629	$2,330	(30)

NET INCOME (LOSS)
Private equity	$99	$57	$356	$409	$702	74	(86)	$156	$1,400	(89)
Corporate	19	970	(93)	142	(280)	(98)	NM	989	(309)	NM
Merger related items (d)	(540)	—	(14)	(38)	(40)	NM	NM	(540)	(78)	NM

TOTAL NET INCOME (LOSS)	$(422)	$1,027	$249	$513	$382	NM	NM	$605	$1,013	(40)

Headcount	22,317	21,769	22,512	22,864	23,532	3	(5)	22,317	23,532	(5)

(a)	Included gain on sale of MasterCard shares in the second quarter of 2008.

(b)	Included proceeds from the sale of Visa shares in its initial public offering in the first quarter of 2008.

(c)	Included a release of credit card litigation reserves in the first quarter of 2008.

(d)	The second quarter of 2008 reflects items related to the Bear Stearns merger, which include the Bear Stearns equity earnings, merger costs, Bear Stearns asset management liquidation costs and Bear Stearns private client services broker retention expense. Prior periods represent costs related to the Bank One and Bank of New York transactions.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
SUPPLEMENTAL
TREASURY
Securities gains (losses) (a)	$656	$42	$146	$126	$(227)	NM %	NM %	$698	$(235)	NM %
Investment securities portfolio (average)	97,223	80,443	82,445	85,470	87,760	21	11	88,833	87,102	2
Investment securities portfolio (ending)	103,751	91,323	76,200	86,495	86,821	14	19	103,751	86,821	19
Mortgage loans (average) (b)	42,143	39,096	34,436	29,854	26,830	8	57	40,620	26,041	56
Mortgage loans (ending) (b)	42,602	41,125	36,942	32,804	27,299	4	56	42,602	27,299	56

PRIVATE EQUITY
Private equity gains (losses)
Direct investments
Realized gains	$540	$1,113	$100	$504	$985	(51)	(45)	$1,653	$1,708	(3)
Unrealized gains (losses) (c)	(326)	(881)	569	227	290	63	NM	(1,207)	811	NM

Total direct investments	214	232	669	731	1,275	(8)	(83)	446	2,519	(82)
Third-party fund investments	6	(43)	43	35	53	NM	(89)	(37)	87	NM

Total private equity gains (d)	$220	$189	$712	$766	$1,328	16	(83)	$409	$2,606	(84)

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$615	$603	$390	$409	$465	2	32
Cost	665	499	288	291	367	33	81
Quoted public value	732	720	536	560	600	2	22
Privately-held direct securities
Carrying value	6,270	5,191	5,914	5,336	5,247	21	19
Cost	6,113	4,973	4,867	5,003	5,228	23	17
Third-party fund investments
Carrying value	838	811	849	839	812	3	3
Cost	1,094	1,064	1,076	1,078	1,067	3	3

Total private equity portfolio — Carrying value	$7,723	$6,605	$7,153	$6,584	$6,524	17	18

Total private equity portfolio — Cost	$7,872	$6,536	$6,231	$6,372	$6,662	20	18

(a)	The second quarter of 2008 included a gain on the sale of MasterCard shares. All periods reflect repositioning of the Corporate investment securities portfolio and exclude gains/losses on securities used to manage risk associated with MSRs.

(b)	Held-for-investment prime mortgage loans were transferred from RFS and AM to the Corporate/Private Equity segment for risk management and reporting purposes. The transfers had no material impact on the financial results of Corporate/Private Equity.

(c)	Unrealized gains (losses) contains reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(d)	Included in principal transactions revenue in the Consolidated Statements of Income.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

						Jun 30, 2008
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2008	2008	2007	2007	2007	2008	2007
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$137,236	$141,921	$133,253	$126,343	$111,082	(3)%	24%
Loans — Non-U.S.	92,123	89,376	79,823	71,385	70,886	3	30

TOTAL WHOLESALE LOANS — REPORTED (b)	229,359	231,297	213,076	197,728	181,968	(1)	26

CONSUMER (c)
Home equity	95,129	94,968	94,832	93,026	90,989	—	5
Mortgage (includes RFS and Corporate/Private Equity)	61,977	60,855	56,031	47,730	43,114	2	44
Auto loans and leases	44,867	44,714	42,350	40,871	41,231	—	9
Credit card — reported	76,278	75,888	84,352	79,409	80,495	1	(5)
Other loans	30,419	29,334	28,733	27,556	27,240	4	12

TOTAL CONSUMER LOANS — REPORTED	308,670	305,759	306,298	288,592	283,069	1	9

TOTAL LOANS — REPORTED	538,029	537,056	519,374	486,320	465,037	—	16
Credit card — securitized	79,120	75,062	72,701	69,643	67,506	5	17

TOTAL LOANS — MANAGED	617,149	612,118	592,075	555,963	532,543	1	16
Derivative receivables	122,389	99,110	77,136	64,592	59,038	23	107
Receivables from customers (d)	26,572	—	—	—	—	NM	NM

TOTAL CREDIT-RELATED ASSETS	766,110	711,228	669,211	620,555	591,581	8	30
Wholesale lending-related commitments	430,028	438,392	446,652	468,145	435,718	(2)	(1)

TOTAL	$1,196,138	$1,149,620	$1,115,863	$1,088,700	$1,027,299	4	16

Memo: Total by category
Total wholesale exposure (e)	$808,348	$768,799	$736,864	$730,465	$676,724	5	19
Total consumer managed loans (f)	387,790	380,821	378,999	358,235	350,575	2	11

Total	$1,196,138	$1,149,620	$1,115,863	$1,088,700	$1,027,299	4	16

Risk profile of wholesale credit exposure:

Investment-grade (g)	$590,045	$590,439	$571,394	$548,663	$532,134	—	11

Noninvestment-grade: (g)
Noncriticized	159,216	147,771	134,983	155,172	127,818	8	25
Criticized performing	11,607	9,570	6,267	5,605	4,964	21	134
Criticized nonperforming	903	742	571	414	252	22	258

Total noninvestment-grade	171,726	158,083	141,821	161,191	133,034	9	29

Loans held-for-sale & loans at fair value	20,005	20,277	23,649	20,611	11,556	(1)	73
Receivables from customers (d)	26,572	—	—	—	—	NM	NM

Total wholesale exposure	$808,348	$768,799	$736,864	$730,465	$676,724	5	19

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.

(b)	Includes loans held-for-sale & loans at fair value.

(c)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate/Private Equity segment to be risk managed by the Chief Investment Office.

(d)	Represents margin loans to brokerage customers included in accrued interest and accounts receivable on the Consolidated Balance Sheet.

(e)	Represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(f)	Represents total consumer loans plus credit card securitizations, and excludes consumer lending-related commitments.

(g)	Excludes loans held-for-sale & loans at fair value.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2008
						Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2008	2008	2007	2007	2007	2008	2007
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS (a)
Loans — U.S.	$806	$761	$490	$401	$190	6%	324%
Loans — Non-U.S.	64	20	24	26	38	220	68

TOTAL WHOLESALE LOANS-REPORTED	870	781	514	427	228	11	282

CONSUMER LOANS (b)
Home equity	1,032	948	810	576	483	9	114
Mortgage (includes RFS and Corporate/Private Equity)	3,281	2,537	1,798	1,224	1,034	29	217
Auto loans and leases	102	94	116	92	81	9	26
Credit card — reported	6	6	7	7	8	—	(25)
Other loans	340	335	341	336	335	1	1

TOTAL CONSUMER LOANS-REPORTED (c)	4,761	3,920	3,072	2,235	1,941	21	145

TOTAL LOANS REPORTED	5,631	4,701	3,586	2,662	2,169	20	160
Derivative receivables	80	31	29	34	30	158	167
Assets acquired in loan satisfactions	880	711	622	485	387	24	127

TOTAL NONPERFORMING ASSETS	$6,591	$5,443	$4,237	$3,181	$2,586	21	155

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	1.05%	0.88%	0.69%	0.55%	0.47%

NONPERFORMING ASSETS BY LOB
Investment Bank	$490	$439	$453	$325	$119	12	312
Retail Financial Services	4,301	3,695	3,121	2,387	2,097	16	105
Card Services	6	6	7	7	8	—	(25)
Commercial Banking	510	453	148	136	137	13	272
Treasury & Securities Services	—	—	—	—	—	—	—
Asset Management	68	11	12	28	21	NM	224
Corporate/Private Equity (d)	1,216	839	496	298	204	45	496

TOTAL	$6,591	$5,443	$4,237	$3,181	$2,586	21	155

(a)	Included nonperforming loans held-for-sale and loans at fair value of $51 million, $70 million, $50 million, $75 million and $25 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively. Excluded purchased held-for-sale wholesale loans.

(b)	There were no nonperforming loans held-for-sale at June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, while there were $215 million at June 30, 2007.

(c)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $1.9 billion, $1.8 billion, $1.5 billion, $1.3 billion and $1.2 billion at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $371 million, $252 million, $279 million, $241 million and $200 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(d)	Predominantly relates to held-for-investment prime mortgage loans transferred from RFS and AM to the Corporate/Private Equity segment.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE
						2Q08 Change					2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07		2008	2007	2007
GROSS CHARGE-OFFS

Wholesale loans	$82	$130	$54	$101	$13	(37)%	NM	%	$212	$30	NM	%
Consumer (includes RFS and Corporate/Private Equity)	1,079	880	582	403	321	23	236		1,959	562	249
Credit card — reported	1,209	1,144	1,000	911	877	6	38		2,353	1,724	36

Total loans — reported	2,370	2,154	1,636	1,415	1,211	10	96		4,524	2,316	95
Credit card — securitized	949	791	716	679	704	20	35		1,740	1,406	24

Total loans — managed	3,319	2,945	2,352	2,094	1,915	13	73		6,264	3,722	68

RECOVERIES

Wholesale loans	41	38	29	19	42	8	(2)		79	65	22
Consumer (includes RFS and Corporate/Private Equity)	54	55	47	49	48	(2)	13		109	101	8
Credit card — reported	145	155	131	126	136	(6)	7		300	262	15

Total loans — reported	240	248	207	194	226	(3)	6		488	428	14
Credit card — securitized	119	110	97	101	114	8	4		229	223	3

Total loans — managed	359	358	304	295	340	—	6		717	651	10

NET CHARGE-OFFS

Wholesale loans	41	92	25	82	(29)	(55)	NM		133	(35)	NM
Consumer (includes RFS and Corporate/Private Equity)	1,025	825	535	354	273	24	275		1,850	461	301
Credit card — reported	1,064	989	869	785	741	8	44		2,053	1,462	40

Total loans — reported	2,130	1,906	1,429	1,221	985	12	116		4,036	1,888	114
Credit card — securitized	830	681	619	578	590	22	41		1,511	1,183	28

Total loans — managed	$2,960	$2,587	$2,048	$1,799	$1,575	14	88		$5,547	$3,071	81

NET CHARGE-OFF RATES — ANNUALIZED

Wholesale loans (a)	0.08%	0.18%	0.05%	0.19%	(0.07)%				0.13%	(0.04)%
Consumer (includes RFS and Corporate/Private Equity) (b)	1.81	1.50	1.01	0.70	0.57				1.66	0.49
Credit card — reported	5.66	5.01	4.36	3.89	3.76				5.32	3.66
Total loans — reported (a) (b)	1.67	1.53	1.19	1.07	0.90				1.60	0.88
Credit card — securitized	4.32	3.70	3.38	3.34	3.46				4.02	3.51
Total loans — managed (a) (b)	2.02	1.81	1.48	1.37	1.25				1.91	1.23
Memo: Credit card — managed	4.98	4.37	3.89	3.64	3.62				4.68	3.59

(a)	Average wholesale loans held-for-sale and loans at fair value were $20.8 billion, $20.1 billion, $26.8 billion, $17.8 billion and $15.5 billion for the quarters ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, and $20.5 billion and $14.9 billion for year-to-date 2008 and 2007, respectively. These amounts were excluded when calculating the net charge-off rates.

(b)	Average consumer (excluding card) loans held-for-sale and loans at fair value were $3.6 billion, $4.4 billion, $4.0 billion, $5.4 billion and $11.7 billion for the quarters ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively, and $4.0 billion and $16.7 billion for year-to-date 2008 and 2007, respectively. These amounts were excluded when calculating the net charge-off rates.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						2Q08 Change				2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning balance	$11,746	$9,234	$8,113	$7,633	$7,300	27%	61%	$9,234	$7,279	27%
Net charge-offs	(2,130)	(1,906)	(1,429)	(1,221)	(985)	(12)	(116)	(4,036)	(1,888)	(114)
Provision for loan losses	3,624	4,419	2,550	1,693	1,316	(18)	175	8,043	2,295	250
Other	6	(1)	—	8	2	NM	200	5	(53)	NM

Ending balance	$13,246	$11,746	$9,234	$8,113	$7,633	13	74	$13,246	$7,633	74

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$855	$850	$858	$766	$553	1	55	$850	$524	62
Provision for lending-related commitments	(169)	5	(8)	92	213	NM	NM	(164)	242	NM

Ending balance	$686	$855	$850	$858	$766	(20)	(10)	$686	$766	(10)

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific	$174	$146	$108	$53	$52	19	235
Formula — based	4,295	3,691	3,046	2,810	2,650	16	62

Total wholesale	4,469	3,837	3,154	2,863	2,702	16	65

Consumer
Asset specific	61	75	80	70	81	(19)	(25)
Formula — based	8,716	7,834	6,000	5,180	4,850	11	80

Total consumer	8,777	7,909	6,080	5,250	4,931	11	78

Total allowance for loan losses	13,246	11,746	9,234	8,113	7,633	13	74
Allowance for lending-related commitments	686	855	850	858	766	(20)	(10)

Total allowance for credit losses	$13,932	$12,601	$10,084	$8,971	$8,399	11	66

Wholesale allowance for loan losses to total wholesale loans (a)	2.13%	1.82%	1.67%	1.62%	1.59%
Consumer allowance for loan losses to total consumer loans (b)	2.86	2.63	2.01	1.84	1.79
Allowance for loan losses to total loans (a) (b)	2.57	2.29	1.88	1.76	1.71
Allowance for loan losses to total nonperforming loans (c)	237	254	261	314	396

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$2,429	$1,891	$1,329	$1,112	$1,037	28	134
Retail Financial Services	4,475	4,208	2,634	2,105	1,772	6	153
Card Services	3,705	3,404	3,407	3,107	3,096	9	20
Commercial Banking	1,843	1,790	1,695	1,623	1,551	3	19
Treasury & Securities Services	40	26	18	13	9	54	344
Asset Management	147	130	112	115	105	13	40
Corporate/Private Equity	607	297	39	38	63	104	NM

Total	$13,246	$11,746	$9,234	$8,113	$7,633	13	74

(a)	Wholesale loans held-for-sale and loans at fair value were $20.0 billion, $20.3 billion, $23.6 billion, $20.6 billion and $11.6 billion at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively. These amounts were excluded when calculating the allowance coverage ratios.

(b)	Consumer loans held-for-sale were $2.2 billion, $4.5 billion, $4.0 billion, $3.9 billion and $8.3 billion at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively. These amounts were excluded when calculating the allowance coverage ratios.

(c)	Nonperforming loans held-for-sale and loans at fair value were $51 million, $70 million, $50 million, $75 million and $240 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, and June 30, 2007, respectively. These amounts were excluded when calculating the allowance coverage ratios.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS								YEAR-TO-DATE
						2Q08 Change					2008 Change
	2Q08	1Q08	4Q07	3Q07	2Q07	1Q08	2Q07		2008	2007	2007
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$538	$571	$208	$146	$(13)	(6)%	NM	%	$1,109	$22	NM	%
Commercial Banking	77	143	105	98	10	(46)	NM		220	27	NM
Treasury & Securities Services	7	11	5	3	(1)	(36)	NM		18	3	500
Asset Management	17	17	(2)	4	(13)	—	NM		34	(21)	NM
Corporate/Private Equity (a)	36	—	—	—	—	NM	NM		36	—	NM

Total wholesale	675	742	316	251	(17)	(9)	NM		1,417	31	NM

Retail Financial Services	1,331	2,492	1,051	688	589	(47)	126		3,823	881	334
Card Services — reported	1,364	989	1,169	785	741	38	84		2,353	1,377	71
Corporate/Private Equity (b)	254	196	14	(31)	3	30	NM		450	6	NM

Total consumer	2,949	3,677	2,234	1,442	1,333	(20)	121		6,626	2,264	193

Total provision for loan losses	$3,624	$4,419	$2,550	$1,693	$1,316	(18)	175		$8,043	$2,295	250

LENDING-RELATED COMMITMENTS
Investment Bank	$(140)	$47	$(8)	$81	$177	NM	NM		$(93)	$205	NM
Commercial Banking	(30)	(42)	—	14	35	29	NM		(72)	35	NM
Treasury & Securities Services	—	1	(1)	6	1	NM	NM		1	3	(67)
Asset Management	—	(1)	1	(1)	2	NM	NM		(1)	1	NM

Total wholesale	(170)	5	(8)	100	215	NM	NM		(165)	244	NM

Retail Financial Services	1	—	—	(8)	(2)	NM	NM		1	(2)	NM
Card Services — reported	—	—	—	—	—	—	—		—	—	—

Total consumer	1	—	—	(8)	(2)	NM	NM		1	(2)	NM

Total provision for lending-related commitments	$(169)	$5	$(8)	$92	$213	NM	NM		$(164)	$242	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$398	$618	$200	$227	$164	(36)	143		$1,016	$227	348
Commercial Banking	47	101	105	112	45	(53)	4		148	62	139
Treasury & Securities Services	7	12	4	9	—	(42)	NM		19	6	217
Asset Management	17	16	(1)	3	(11)	6	NM		33	(20)	NM
Corporate/Private Equity (a)	36	—	—	—	—	NM	NM		36	—	NM

Total wholesale	505	747	308	351	198	(32)	155		1,252	275	355

Retail Financial Services	1,332	2,492	1,051	680	587	(47)	127		3,824	879	335
Card Services — reported	1,364	989	1,169	785	741	38	84		2,353	1,377	71
Corporate/Private Equity (b)	254	196	14	(31)	3	30	NM		450	6	NM

Total consumer	2,950	3,677	2,234	1,434	1,331	(20)	122		6,627	2,262	193

Total provision for credit losses	3,455	4,424	2,542	1,785	1,529	(22)	126		7,879	2,537	211
Card Services — securitized	830	681	619	578	590	22	41		1,511	1,183	28

Managed provision for credit losses	$4,285	$5,105	$3,161	$2,363	$2,119	(16)	102		$9,390	$3,720	152

(a)	Represent provision expense related to loans acquired in the merger with Bear Stearns.

(b)	Includes amounts related to held-for-investment prime mortgages transferred from RFS and AM to the Corporate/Private Equity segment during 2007.

JPMORGAN CHASE & CO.
CAPITAL, INTANGIBLE ASSETS AND DEPOSITS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							2Q08 Change				2008 Change
	2Q08		1Q08	4Q07	3Q07	2Q07	1Q08	2Q07	2008	2007	2007
COMMON SHARES OUTSTANDING
Weighted-average basic shares outstanding	3,426.2		3,396.0	3,367.1	3,375.9	3,415.1	1%	—%	3,411.1	3,435.7	(1)%
Weighted-average diluted shares outstanding	3,531.0		3,494.7	3,471.8	3,477.7	3,521.6	1	—	3,512.9	3,540.5	(1)
Common shares outstanding — at period end	3,435.7		3,400.8	3,367.4	3,358.8	3,398.5	1	1	3,435.7	3,398.5	1

Cash dividends declared per share	$0.38		$0.38	$0.38	$0.38	$0.38	—	—	$0.76	$0.72	6
Book value per share	37.02		36.94	36.59	35.72	35.08	—	6	37.02	35.08	6
Dividend payout (a)	71%		56%	44%	39%	31%	27	129	63%	28%	125

NET INCOME	$2,003		$2,373	$2,971	$3,373	$4,234	(16)	(53)	$4,376	$9,021	(51)
Preferred dividends	90		—	—	—	—	NM	NM	90	—	NM

Net income applicable to common stock	$1,913		$2,373	$2,971	$3,373	$4,234	(19)	(55)	$4,286	$9,021	(52)

NET INCOME PER SHARE
Basic	0.56		0.70	0.88	1.00	1.24	(20)	(55)	1.26	2.63	(52)
Diluted	0.54		0.68	0.86	0.97	1.20	(21)	(55)	1.22	2.55	(52)

SHARE PRICE
High	$49.95		$49.29	$48.02	$50.48	$53.25	1	(6)	$49.95	$53.25	(6)
Low	33.96		36.01	40.15	42.16	47.70	(6)	(29)	33.96	45.91	(26)
Close	34.31		42.95	43.65	45.82	48.45	(20)	(29)	34.31	48.45	(29)
Market capitalization	117,881		146,066	146,986	153,901	164,659	(19)	(28)	117,881	164,659	(28)

STOCK REPURCHASE PROGRAM (b)
Aggregate repurchases	$—		$—	$163.3	$2,135.4	$1,875.3	—	NM	$—	$5,876.2	NM
Common shares repurchased	—		—	3.6	47.0	36.7	—	NM	—	117.6	NM
Average purchase price	$—		$—	$45.29	$45.42	$51.13	—	NM	$—	$49.97	NM

CAPITAL RATIOS (c)
Tier 1 capital	$98,730	(d)	$89,646	$88,746	$86,096	$85,096	10	16
Total capital	145,931	(d)	134,948	132,242	128,543	122,276	8	19
Risk-weighted assets	1,083,206	(d)	1,075,697	1,051,879	1,028,551	1,016,031	1	7
Adjusted average assets	1,536,374	(d)	1,507,724	1,473,541	1,423,171	1,376,727	2	12
Tier 1 capital ratio	9.1	%(d)	8.3%	8.4%	8.4%	8.4%
Total capital ratio	13.5	(d)	12.5	12.6	12.5	12.0
Tier 1 leverage ratio	6.4	(d)	5.9	6.0	6.0	6.2

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$45,993		$45,695	$45,270	$45,335	$45,254	1	2
Mortgage servicing rights	11,617		8,419	8,632	9,114	9,499	38	22
Purchased credit card relationships	1,984		2,140	2,303	2,427	2,591	(7)	(23)
All other intangibles	3,675		3,815	3,796	3,959	4,103	(4)	(10)

Total intangibles	$63,269		$60,069	$60,001	$60,835	$61,447	5	3

DEPOSITS
U.S. offices:
Noninterest-bearing	$125,606		$132,072	$129,406	$115,036	$120,470	(5)	4
Interest-bearing	362,150		394,613	376,194	354,459	342,079	(8)	6
Non-U.S. offices:
Noninterest-bearing	7,827		7,232	6,342	6,559	5,919	8	32
Interest-bearing	227,322		227,709	228,786	202,037	182,902	—	24

Total deposits	$722,905		$761,626	$740,728	$678,091	$651,370	(5)	11

(a)	Based on net income amounts.

(b)	Excludes commission costs.

(c)	The Federal Reserve has granted the Firm, for a period of 18 months following the merger with Bear Stearns, relief up to a certain specified amount and subject to certain conditions from the Federal Reserve’s risk-based and leverage capital guidelines in respect to the Bear Stearns risk-weighted assets and other exposures acquired. The amount of such relief is subject to reduction by one-sixth each quarter subsequent to the acquisition and expires on October 1, 2009.

(d)	Estimated.

JPMORGAN CHASE & CO.
Glossary of Terms

ACH: Automated Clearing House
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates under FIN 46R. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available- for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: Card Services’ managed results excludes the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated Balance Sheets through the transfer of the receivables to a trust and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in loans on the Consolidated Balance Sheets. A gain or loss on the sale of credit card receivables to investors is recorded in other income. Securitization also affects the Firm’s Consolidated Statements of Income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expense related to the securitized receivables are reclassified into credit card income in the Consolidated Statements of Income.
FIN 46(R): FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”
Investment-grade: An indication of credit quality based upon JPMorgan Chase’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a “BBB-"/“Baa3” or better, as defined by independent rating agencies.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase owes the counterparty. In this situation, the Firm does not have repayment risk.
MSR risk management revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.
Principal transactions (revenue): Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held by the Investment Bank for which the SFAS 159 fair value option was elected. Principal transactions revenue also include private equity gains and losses.
Reported basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
SFAS: Statement of Financial Accounting Standards.
SFAS 140: “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125.”
SFAS 141: “Business Combinations.”
SFAS 157: “Fair Value Measurements.”
SFAS 159: “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115.”
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO.
Line of Business Metrics

Investment Banking
IB’S REVENUE COMPRISES THE FOLLOWING:
1. Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets include client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
3. Equities markets include client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for the IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN REGIONAL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
MORTGAGE BANKING REVENUE COMPRISES THE FOLLOWING:
1. Production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans and other production-related fees.
2. Net mortgage servicing revenue
a)	Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees and other ancillary fees.

b)	Changes in MSR asset fair value due to:
—	market-based inputs such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.

—	modeled servicing portfolio runoff (or time decay)
c)	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
3. MSR risk management results include changes in the MSR asset fair value due to inputs or assumptions and derivative valuation adjustments and other.
Retail Financial Services (continued)
MORTGAGE BANKING’S ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for and do not underwrite the loans.
3. Correspondent — Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) — These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm, on an as originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, purchases and sales.
3. Merchant acquiring business — Represents an entity that processes bank card transactions for merchants. JPMorgan Chase is a partner in Chase Paymentech Solutions, LLC, a merchant acquiring business.
4. Bank card volume — Represents the dollar amount of transactions processed for merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO.
Line of Business Metrics (continued)

Commercial Banking
COMMERCIAL BANKING REVENUE COMPRISES THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.
2. IB revenue, gross — Represents total revenue related to investment banking products sold to CB clients.
Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities sold under repurchase agreements.
Asset Management
Assets under management: Represent assets actively managed by Asset Management on behalf of institutional, private banking, retail, private client services and Bear Stearns brokerage clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest as of June 30, 2008.
Assets under supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset/liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
3. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
4. Private Client Services offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.
5. Bear Stearns Brokerage provides investment advice and wealth management services to high-net-worth individuals, money managers, and small corporations.